                                                                   EXHIBIT 10.12











                                   ONE MARKET
                            SAN FRANCISCO, CALIFORNIA







                             OFFICE LEASE AGREEMENT


                                     BETWEEN


          EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY
                                  ("LANDLORD")


                                       AND


                   OMNISKY CORPORATION, A DELAWARE CORPORATION
                                   ("TENANT")

                                TABLE OF CONTENTS

I.   BASIC LEASE INFORMATION............................................................    1

II.  LEASE GRANT........................................................................    6

III.   POSSESSION.......................................................................    7

IV.    RENT.............................................................................    8

V.   COMPLIANCE WITH LAWS; USE..........................................................   12

VI.    SECURITY DEPOSIT.................................................................   13

VII.   SERVICES TO BE FURNISHED BY LANDLORD.............................................   14

VIII.  LEASEHOLD IMPROVEMENTS...........................................................   15

IX.    REPAIRS AND ALTERATIONS..........................................................   15

X.   USE OF ELECTRICAL SERVICES BY TENANT...............................................   16

XI.    ENTRY BY LANDLORD................................................................   17

XII.   ASSIGNMENT AND SUBLETTING........................................................   17

XIII.  LIENS............................................................................   19

XIV.   INDEMNITY AND WAIVER OF CLAIMS...................................................   19

XV.    INSURANCE........................................................................   20

XVI.   SUBROGATION......................................................................   20

XVII.    CASUALTY DAMAGE................................................................   20

XVIII.   CONDEMNATION...................................................................   21

XIX.   EVENTS OF DEFAULT................................................................   22

XX.    REMEDIES.........................................................................   22

XXI.   LIMITATION OF LIABILITY..........................................................   24

XXII.    NO WAIVER......................................................................   24

XXIII.  QUIET ENJOYMENT.................................................................   24

XXIV. RELOCATION........................................................................   24

XXV.     HOLDING OVER...................................................................   24

XXVI.    SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE...............................   25

XXVII.   ATTORNEYS' FEES................................................................   25

XXVIII. NOTICE..........................................................................   25

XXIX. EXCEPTED RIGHTS...................................................................   26

XXX. SURRENDER OF PREMISES..............................................................   26

XXXI. MISCELLANEOUS.....................................................................   26

XXXII. ENTIRE AGREEMENT.................................................................   28

                             OFFICE LEASE AGREEMENT

        THIS OFFICE LEASE AGREEMENT (the "Lease") is made and entered into as of the 27th day of July, 2000, by and between EOP-ONE MARKET, L.L.C., a DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, a DELAWARE CORPORATION ("Tenant").

I.      BASIC LEASE INFORMATION.

        A. "Building" means the 43-story office tower, the 28-story office tower, the 6-story base out of which such towers rise, the glass enclosed galleria and a portion of the ground floor of the Southern Pacific Transportation Company General Office Building, together with all appurtenant plazas, subgrade areas and garages bounded by Market, Spear, Mission and Steuart Streets in the City of San Francisco, California, commonly known as One Market.

        B. "Rentable Square Footage of the Project" is deemed to be 1,460,081 square feet.

        C. "Premises" shall mean: (i) approximately 35,982 rentable square feet described as Suite No. 600 on the 6th floor of Spear Tower in the Building as shown on EXHIBIT A-1 attached hereto ("the "Spear Premises"); and (ii) approximately 65,934 rentable square feet consisting of approximately (a) 33,180 rentable square feet described as Suite No. 400 on the 4th floor of Steuart Tower (the "4th Floor Steuart Premises"), and (b) 32,754 rentable square feet described as Suite No. 600 on the 6th floor of Steuart Tower (the "6th Floor Steuart Premises") (the 4th Floor Steuart Premises and the 6th Floor Steuart Premises are collectively referred to herein as the "Steuart Premises") in the Building as shown on EXHIBIT A-2 attached hereto. Landlord and Tenant acknowledge and agree that for the period prior to the Final Commencement Date (as hereinafter defined), the "Premises" shall be deemed to be the space that Landlord has tendered possession of to Tenant in the required condition. Landlord and Tenant further acknowledge and agree that from and after the date (the "Final Commencement Date") which is the last to occur of (i) the Spear Premises Commencement Date (as hereinafter defined), (ii) the 6th Floor Steuart Premises Commencement Date (as hereinafter defined), and (iii) the 4th Floor Steuart Premises Commencement Date (as hereinafter defined), the Spear Premises and the Steuart Premises shall collectively be deemed to be and referred to herein as the "Premises" and the "Rentable Square Footage of the Premises" shall be deemed to be 101,916 square feet. If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floors shall be considered part of the Premises. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Project and the Rentable Square Footage of the Premises are correct and shall not be remeasured.

        D.      "Base Rent":

                          BASE RENT FOR SPEAR PREMISES

                                          ANNUAL RATE            ANNUAL            MONTHLY
                      PERIOD            PER SQUARE FOOT         BASE RENT         BASE RENT
                      ------            ---------------         ---------         ---------
                 1/1/01 - 3/31/05           $75.00            $2,698,650.00      $224,887.50

                 4/1/05 - 3/31/07           $80.00            $2,878,560.00      $239,880.00

                 4/1/07 - 3/31/11           $85.00            $3,058,470.00      $254,872.50

                    BASE RENT FOR 6TH FLOOR STEUART PREMISES

                                          ANNUAL RATE            ANNUAL            MONTHLY
                      PERIOD            PER SQUARE FOOT         BASE RENT         BASE RENT
                      ------            ---------------         ---------         ---------
                 1/1/01 - 3/31/05           $75.00            $2,456,550.00      $204,712.50

                 4/1/05 - 3/31/07           $80.00            $2,620,320.00      $218,360.00

                 4/1/07 - 3/31/11           $85.00            $2,784,090.00      $232,007.50


                    BASE RENT FOR 4TH FLOOR STEUART PREMISES

                                          ANNUAL RATE            ANNUAL            MONTHLY
                      PERIOD            PER SQUARE FOOT         BASE RENT         BASE RENT
                 4/1/01 - 3/31/05           $75.00            $2,488,500.00      $207,375.00

                 4/1/05 - 3/31/07           $80.00            $2,654,400.00      $221,200.00

                 4/1/07 - 3/31/11           $85.00            $2,820,300.00      $235,025.00

                Landlord and Tenant acknowledge and agree that the schedules of Base Rent described above are based on the assumption that (i) the Spear Premises Term (as hereinafter defined) and the 6th Floor Steuart Premises Term (as hereinafter defined) will commence on January 1, 2001, and (ii) the 4th Floor Steuart Premises Term (as hereinafter defined) will commence on April 1, 2001. If the Spear Premises Term or the 6th Floor Steuart Premises Term, as the case may be, do not commence on January 1, 2001, or if the 4th Floor Steuart Premises Term does not commence on April 1, 2001, the beginning dates set forth in the above schedules with respect to the payment of any installment(s) of Base Rent due for each applicable space shall be appropriately adjusted on a per diem basis and set forth in the commencement letter (described in Section I.G. below) to be prepared by Landlord. In the event the later to occur of the Spear Premises Commencement Date, the 6th Floor Steuart Premises Commencement Date, and the 4th Floor Steuart Premises Commencement Date is other than April 1, 2001, the effective date of all increases in the Base Rent rate set forth above shall be adjusted to reflect such change so that the initial Base Rent period shall end on the last day of the 48th full calendar month after the Final Commencement Date, and all other periods for the payment of Base Rent as set forth above shall be similarly adjusted as appropriate.

                Landlord and Tenant further acknowledge and agree that the above schedules of Base Rent described above are based on the prevailing market Base Rent rate as of the date of this Lease (the "Initial Base Rent Rate"). Landlord and Tenant agree that within 30 days prior to the Commencement Date (as hereinafter defined), Landlord shall provide Tenant by written notice ("Landlord Initial Notice") the Landlord's opinion of Commencement Prevailing Market (as hereinafter defined) Base Rent rate for the Spear Premises and each Steuart Premises as of the Commencement Date and Landlord and Tenant shall enter into a commencement letter (described in Section I.G. below) which shall set forth the schedules of Base Rent with respect to the applicable Premises. Notwithstanding the foregoing to the contrary, Landlord and Tenant agree that the Commencement Prevailing Market Base Rent rate shall in no event be less than the Initial Base Rent Rate as set forth in the schedule above or greater than $87.00 per rentable square foot based upon a ten-year average. In the event Tenant disagrees with Landlord's determination of the Commencement Prevailing Market Base Rent rate for the for the Spear Premises and each Steuart Premises in question, Tenant shall, within 10 Business Days after receipt of the Landlord Initial Notice, provide Landlord with written notice of rejection (the "Initial Rejection Notice"). If Tenant fails to provide Landlord with an Initial Rejection Notice within such 10 Business Day period, the Base Rent rates as set forth in the Landlord Initial Notice shall be binding and Landlord and Tenant shall execute a commencement letter setting forth the Base Rent rates for the Spear Premises, the 6th Floor Steuart Premises and the 4th Floor Steuart Premises, as the case may be. If Tenant timely provides Landlord with an Initial Rejection

                Notice, Landlord and Tenant shall work together in good faith to agree upon the applicable Commencement Prevailing Market Base Rent rate for the Premises during the Term. Upon agreement, Landlord and Tenant shall enter into the commencement letter in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Commencement Prevailing Market Base Rent rate for the Spear Premises and each applicable Steuart Premises within 30 days after the date on which Tenant provides Landlord with an Initial Rejection Notice, Tenant may elect to subject the process to binding arbitration. If Tenant fails to require arbitration by providing written notice of Tenant's election to arbitrate (the "Arbitration Notice") within 5 days of the expiration of the 30 day period set forth above, Tenant's failure to deliver the Arbitration Notice within such 5 day period shall be deemed to be an acceptance of the Commencement Prevailing Market Base Rent rate designated by Landlord.

                If Tenant provides Landlord with an Arbitration Notice, Landlord and Tenant, within 10 days after the date of the Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Commencement Prevailing Market Base Rent rate (collectively referred to as the "Estimates"). If the higher of such Estimates is not more than 105% of the lower of such Estimates, then Commencement Prevailing Market Base Rent rate shall be the average of the 2 Estimates. If the Commencement Prevailing Market Base Rent rate is not resolved by the exchange of Estimates, Landlord and Tenant, within 7 days after the exchange of Estimates, shall each select an appraiser to determine which of the 2 Estimates most closely reflects the Commencement Prevailing Market Base Rent rate for the Spear Premises and each Steuart Premises during the initial Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least 5 years experience within the previous 10 years as a commercial real estate appraiser working in the downtown San Francisco, California area with working knowledge of current commercial rental rates and practices. For purposes of this Lease, an "MAI" appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an "ASA" appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar). Upon selection, Landlord's and Tenant's appraisers shall work together in good faith to agree upon which of the 2 Estimates most closely reflects the Commencement Prevailing Market Base Rent rate for the Spear Premises and each Steuart Premises during the initial Term. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate for the Spear Premises and each Steuart Premises during the initial Term. If either Landlord or Tenant fails to appoint an appraiser within the 7 day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the 2 appraisers cannot agree upon which of the 2 Estimates most closely reflects the Commencement Prevailing Market Base Rent rate within 20 days after their appointment, then, within 10 days after the expiration of such 20 day period, the 2 appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser has been selected as provided for above, then, as soon thereafter as practicable but in any case within 14 days, the third appraiser shall make his determination of which of the 2 Estimates most closely reflects the Commencement Prevailing Market Base Rent rate and such Estimate shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises during the initial Term. If the third appraiser believes that expert advice would materially assist him, he may retain one or more qualified persons, to provide such expert advice. The parties shall share equally in the costs of the third appraiser and of any experts retained by the third appraiser. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert. Tenant shall pay Base Rent upon the terms and conditions in effect for the Spear Premises and each Steuart Premises during the initial Term as set forth in Section I.D. above until such time as the

                Commencement Prevailing Market Base Rent rate has been determined. Upon such determination, the Base Rent for the Spear Premises and each Steuart Premises during the initial Term shall be retroactively adjusted to the commencement of the initial Term for each applicable portion of the Premises. In such event, Tenant shall pay Landlord the amount of any underpayment within 30 days after the determination thereof. For purposes of this section, "Commencement Prevailing Market" shall mean annual rental rate per rentable square foot for space comparable to the Spear Premises and each Steuart Premises in the Building and office buildings comparable to the Building in the downtown financial district of San Francisco, California under leases being entered into at or about the time that Commencement Prevailing Market is being determined giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances and the method of allocating Expenses and Taxes after factoring out the value of alterations made by Tenant to the Premises which were in excess of the Allowance provided by Landlord. Notwithstanding the foregoing, space leased under the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than 5 years, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and/or awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered comparable.

                In addition to the Base Rent hereunder payable as provided above, Tenant shall also issue to Landlord certain warrants of the Tenant in accordance with the terms of the Warrant Agreement (the "Warrant Agreement") which shall be delivered by Tenant to Landlord simultaneously with the execution and delivery of the Lease, in the form attached hereto as EXHIBIT H. The warrants issued pursuant to the Warrant Agreement shall be deemed to be Rent (as hereinafter defined) for purposes of this Lease.

        E. "Tenant's Pro Rata Share": 6.9802% (comprised of 2.4644% for the Spear Premises; 2.2433% for the 6th Floor Steuart Premises; and 2.2725% for the 4th Floor Steuart Premises). Landlord and Tenant acknowledge and agree that for the period prior to the Final Commencement Date, "Tenant's Pro Rata Share" shall be the total of the above percentages with respect to the portion of the Premises which Landlord has tendered possession of to Tenant. Notwithstanding the foregoing, from and after the Final Commencement Date, "Tenant's Pro Rata Share" shall be 6.9802%.

        F.      "Base Year" for Taxes: 2001; "Base Year" for Expenses: 2001.

        G. "Term": A period of approximately 123 months. The Spear Premises Term shall commence on the date (the "Spear Premises Commencement Date") which is the later to occur of (a) the date the ADA Modifications in the Spear Premises are Substantially Complete (as hereinafter defined), and (b) the earlier to occur of (i) the date the Initial Alterations and the ADA Modifications in the Spear Premises are Substantially Complete, and (ii) 60 days after the date Landlord tenders possession of the Spear Premises in the required condition, and shall end on the Termination Date (as hereinafter defined). The 6th Floor Steuart Premises Term shall commence on the date (the "6th Floor Steuart Premises Commencement Date") which is the later to occur of (a) the date the ADA Modifications and the Bridge Modifications (as defined in EXHIBIT D below) in the 6th Floor Steuart Premises are Substantially Complete, and (b) the earlier to occur of (i) the date the Initial Alterations, the ADA Modifications and the Bridge Modifications in the 6th Floor Steuart Premises are Substantially Complete, and (ii) 60 days after the date Landlord tenders possession of the 6th Floor Steuart Premises in the required condition, and shall end on the Termination Date. The 4th Floor Steuart Premises Term shall commence on the date (the "4th Floor Steuart Premises Commencement Date") which is the later to occur of (a) the date the ADA Modifications in the 4th Floor Steuart Premises are Substantially Complete (if required), and (b) the earlier to occur of (i) the date the Initial Alterations and the ADA Modifications (if required) are Substantially Complete, and (ii) 60 days after the date Landlord tenders possession of the 4th Floor Steuart Premises in the required condition, and shall end on the Termination

                Date. For purposes hereof, the Initial Alterations shall be "Substantially Complete" on the date that the Initial Alterations have been performed, other than any details of construction, mechanical adjustment, or other similar matter, the non-completion of which does not materially interfere with Tenant's use of the Premises. For purposes hereof, the ADA Modifications shall be "Substantially Complete" on the date that the ADA Modifications have been performed, other than any details of construction, mechanical adjustment, or other similar matter, the non-completion of which does not materially interfere with Tenant's use of the Premises. Notwithstanding the foregoing to the contrary, if Landlord is delayed in the performance of the ADA Modifications as a result of any Tenant Delay(s) (as that term is defined in EXHIBIT D below), the ADA Modifications shall be deemed to be "Substantially Complete" on the date that Landlord could reasonably have been expected to Substantially Complete the ADA Modifications absent any Tenant Delay. For purposes hereof, the Bridge Modifications shall be "Substantially Complete" on the date that the Bridge Modifications have been performed, other than any details of construction, mechanical adjustment, or other similar matter, the non-completion of which does not materially interfere with Tenant's use of the Premises. Notwithstanding the foregoing to the contrary, if Landlord is delayed in the performance of the Bridge Modifications as a result of any Tenant Delay(s), the Bridge Modifications shall be deemed to be "Substantially Complete" on the date that Landlord could reasonably have been expected to Substantially Complete the Bridge Modifications absent any Tenant Delay. The Term shall commence on the earlier to occur of the Spear Premises Commencement Date or the 6th Floor Steuart Premises Commencement Date or the 4th Floor Steuart Premises Commencement Date (the "Commencement Date") and, unless terminated early in accordance with this Lease, end on the date (the "Termination Date") which is the last day of the 120th month after the Final Commencement Date. Landlord and Tenant anticipate that the Spear Premises Commencement Date and the 6th Floor Steuart Premises Commencement Date shall be January 1, 2001, and that the 4th Floor Steuart Premises Commencement Date shall be April 1, 2001. Landlord shall use its reasonable efforts to tender possession of the Spear Premises by the anticipated Spear Premises Commencement Date, the 6th Floor Steuart Premises by the anticipated 6th Floor Steuart Premises Commencement Date, and the 4th Floor Steuart Premises by the anticipated 4th Floor Steuart Premises Commencement Date. In the event the Spear Premises Commencement Date or the 6th Floor Steuart Premises Commencement Date are not January 1, 2001, or in the event the 4th Floor Steuart Premises Commencement Date is not April 1, 2001, Landlord and Tenant shall enter into a commencement letter agreement in the form attached as EXHIBIT C setting forth the actual commencement dates of the applicable portion of the Premises.

        H. Tenant allowance(s): $11.00 per rentable square foot of the Premises as more fully described on EXHIBIT D of this Lease.

        I. "Security Deposit": $11,081,267.00. The Security Deposit shall be in the form of an irrevocable letter of credit, as more fully described in Article VI of this Lease.

        J. "Guarantor(s)": As of the date of this Lease, there are no Guarantors.

        K.      "Broker(s)": CB Richard Ellis, Inc.

        L.      "Permitted Use": General office use.

        M.      "Notice Addresses":

                Tenant:

                On and after the Commencement Date, notices shall be sent to Tenant at the Premises, Attention: Legal Department. Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

                1001 Elwell Court
                Palo Alto, California 94303
                Attention:  Legal Department


                LANDLORD:                               WITH A COPY TO:

                EOP-ONE MARKET, L.L.C., A DELAWARE      Equity Office Properties
                LIMITED LIABILITY COMPANY               Two North Riverside Plaza
                c/o Equity Office Properties            Suite 2200
                One Market                              Chicago, Illinois 60606
                Spear Tower                             Attention: Regional Counsel - Pacific
                Suite 725                               Region
                San Francisco, California  94105
                Attention:  Building Manager

                Rent (defined in Section IV.A) is payable to the order of EQUITY OFFICE PROPERTIES at the following address: EOP OPERATING LIMITED PARTNERSHIP, DBA ONE MARKET PLAZA, DEPT #8791, LOS ANGELES, CALIFORNIA 90084-8791.

        N. "Business Day(s)" are Monday through Friday of each week, exclusive of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Holidays"). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

        O. "Landlord Work" means the work, if any, that Landlord is obligated to perform in the Premises pursuant to a separate work letter agreement (the "Work Letter"), if any, attached as EXHIBIT D. If a Work Letter is not attached to this Lease or if an attached Work Letter does not require Landlord to perform any work, the occurrence of the Commencement Date shall not be conditioned upon the performance of work by Landlord and, accordingly, Section III.A. shall not be applicable to the determination of the Commencement Date.

        P. "Law(s)" means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

        Q. "Normal Business Hours" for the Building are 7:00 A.M. to 6:00 P.M. on Business Days.

        R. "Project" means the 43-story office tower, the 28-story office tower, the 6-story base out of which such towers rise, the glass enclosed galleria and a portion of the ground floor of the Southern Pacific Transportation Company General Office Building, together with all appurtenant plazas, subgrade areas and garages bounded by Market, Spear, Mission and Steuart Streets in the City of San Francisco, California, known collectively as One Market, and the land upon which all of the foregoing is located.

II.     LEASE GRANT.

        Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with the right in common with others to use any portions of the Project that are designated by Landlord for the common use of tenants and others, such as sidewalks, unreserved parking areas, common corridors, elevator foyers, restrooms, vending areas and lobby areas (the "Common Areas").

III.    POSSESSION.

        A.      INTENTIONALLY OMITTED.

        B. Subject to Landlord's obligations under Section IX.B. and EXHIBIT D attached hereto, the Premises are accepted by Tenant in "as is" condition and configuration. By taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition, and that there are no representations or warranties by Landlord regarding the condition of the Premises or the Building. Notwithstanding the foregoing to the contrary, Landlord shall use its reasonable efforts to ensure that the existing (as of the date of this Lease) tenant in each portion of the Premises tenders possession of the applicable portion of the Premises to Landlord substantially in the condition required pursuant to the terms of such tenant's lease; provided that Landlord shall have no obligation to bring suit or otherwise incur any costs or expenses in connection with such obligation. Notwithstanding the foregoing to the contrary, within 15 days after the substantial completion of the ADA Modifications and the Bridge Modifications, Landlord and Tenant shall together conduct an inspection of the ADA Modifications and the Bridge Modifications and prepare a "punch list" setting forth any portions of the ADA Modifications and the Bridge Modifications that are not in conformity with the terms of this Lease. Notwithstanding the foregoing, at the request of Landlord, such construction punch list shall be mutually prepared by Landlord and Tenant prior to the date on which Tenant first begins to move its furniture, equipment or other personal property into the Premises. Landlord, as part of the ADA Modifications and the Bridge Modifications, shall use good faith efforts to correct all such items within a reasonable time following the completion of the punch list. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be obligated to tender possession of any portion of the Premises or other space leased by Tenant from time to time hereunder that, on the date possession is to be delivered, is occupied by a tenant or other occupant or that is subject to the rights of any other tenant or occupant, and except as expressly set forth herein with respect to Landlord's efforts to deliver such possession, Landlord shall have no other obligations to Tenant under this Lease with respect to such space until the date Landlord: (i) recaptures such space from such existing tenant or occupant; and (2) regains the legal right to possession thereof. This Lease shall not be affected by any such failure to deliver possession and, except as expressly set forth herein with respect to Landlord's efforts to deliver such possession, Tenant shall have no claim for damages against Landlord as a result thereof, all of which are hereby waived and released by Tenant. If Landlord is delayed delivering possession of any portion of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use commercially reasonable efforts to obtain possession of the space. In the event Landlord is unable to tender possession within thirty (30) days after the date on which Landlord is required to deliver possession due to the holdover or prior possession of such space by the existing tenant, Landlord shall take all legal action reasonably necessary to recapture possession of the applicable portion of the Premises from such existing tenant and/or regain legal right to possession thereof. In such event, the commencement date with respect to that portion of the Premises subject to such holdover or unlawful possession shall be postponed until the date which is the later to occur of (a) the date the ADA Modifications (if applicable) and the Bridge Modifications (if applicable) in such portion of the Premises are Substantially Complete, and (b) the earlier to occur of (i) the date the Initial Alterations, the ADA Modifications (if applicable) and the Bridge Modifications (if applicable) are Substantially Complete with respect to that portion of the Premises, and (ii) 60 days after the date Landlord delivers possession of such portion of the Premises to Tenant free from occupancy by any party, provided that Landlord may tender possession to Tenant of the remaining portion of the Premises not subject to such holdover or unlawful possession. Notwithstanding the foregoing, if there have been no Tenant Delays (as defined in EXHIBIT D attached hereto) and Landlord has not delivered possession of any portion of the Premises to Tenant by September 1, 2001 (the "Outside Possession Date"), Tenant, as its sole remedy, may terminate this Lease with respect to only that portion of the Premises which Landlord has not tendered possession of to Tenant by giving Landlord written notice of termination on or before 5 Business Days after the Outside Possession Date. In such event, this Lease shall be deemed null and void and of no further force and effect with respect to such applicable portion of the Premises and Landlord shall promptly refund any prepaid rent previously advanced by Tenant under this Lease with respect to such applicable portion of the Premises and, so long as Tenant has not previously defaulted under any of its obligations under the Work Letter, the parties hereto shall have no further responsibilities or obligations to each other with respect to such applicable portion of the Premises. Landlord and Tenant acknowledge and agree that the Outside Possession Date shall be postponed by the number of days Landlord is delayed in delivering possession of such portion of the Premises to Tenant due to events of Force Majeure. In the event Tenant elects to terminate this Lease with respect to that portion of the Premises as provided above, Landlord and Tenant shall enter into an amendment to this Lease modifying the Premises, Tenant's Pro Rata Share, the Base Rent payable, the Final Commencement Date, the amount of the Security Deposit, and such other appropriate terms as are required to properly reflect such reduction in the Premises. Notwithstanding the foregoing, in no event shall the number of warrants issued to Landlord pursuant to the Warrant Agreement be adjusted.

        C. If Tenant takes possession of any portion of the Premises before the applicable commencement date for such portion of the Premises, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (defined in Section IV.A.) with respect to such portion of the Premises to Landlord for each day of possession before the applicable commencement date. However, except for the cost of services requested by Tenant (if any), Tenant shall not be required to pay Rent for any days of possession before the applicable commencement date during which Tenant, with the approval of Landlord, is in possession of the Premises (or any portion thereof) for the sole purpose of performing improvements or installing furniture, equipment or other personal property.

IV.     RENT.

        A. Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or deduction, the total amount of Base Rent and Additional Rent due for the Term. "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as "Rent". Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent under applicable Law. For purposes of calculating Expenses for the Base Year, Expenses for the Base Year shall include any rental, sales and use taxes (but excluding income taxes), if any, imposed or measured by Rent under applicable Law during the Base Year. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administration fee equal to 5% of the past due Rent, provided that Tenant shall be entitled to a grace period of 5 days after Tenant's receipt of written notice of such delinquency from Landlord for the first 2 late payments of Rent in a given calendar year. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant's Pro Rata Share of any Tax Excess (defined in Section IV.B.) or Expense Excess (defined in Section IV.B.) for the month shall be prorated based on the number of days in such calendar month. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party's right to recover the balance or pursue other available remedies. Tenant's covenant to pay Rent is independent of every other covenant in this Lease.

        B. Expense Excess and Tax Excess. Tenant shall pay Tenant's Pro Rata Share of the amount, if any, by which Expenses (defined in Section IV.C.) for each calendar year during the Term exceed Expenses for the Base Year (the "Expense Excess") and also the amount, if any, by which Taxes (defined in Section IV.D.) for each calendar year during the Term exceed Taxes for the Base Year (the "Tax Excess"). If Expenses and/or Taxes in any calendar year decrease below the amount of Expenses and/or Taxes for the Base Year, Tenant's Pro Rata Share of Expenses and/or Taxes, as the case may be, for that calendar year shall be $0. Landlord shall provide Tenant with a good faith estimate of the Expense Excess and of the Tax Excess for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Expense Excess and one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Tax Excess. If Landlord determines that its good faith estimate of the Expense Excess or of the Tax Excess was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expense Excess or of the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Rent.

                As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is more than the actual Expense Excess and/or actual Tax Excess, as the case may be, for the prior calendar year, Landlord shall apply any overpayment by Tenant against Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is less than the actual Expense Excess and/or actual Tax Excess, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

        C. Expenses Defined. "Expenses" means all costs and expenses reasonably incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Project, including, but not limited to:

                1. Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

                2. Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

                3. The cost of services, including amounts paid to service providers and the rental and purchase cost of parts, supplies, tools and equipment.

                4. Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable office buildings.

                5. Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges for which Landlord is entitled to reimbursement by tenants. "Electrical Costs" means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Project; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (i) amounts for which Landlord is entitled to reimbursement for above standard electrical consumption shall be deducted from Electrical Costs;
                        (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

                6. The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Project which are: (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Project; or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Project, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or 5 years. The amortized cost of capital improvements may, at Landlord's option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. "Payback Period" means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement.

                If Landlord incurs Expenses for the Project together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Project and the other buildings or properties. Expenses shall not include: the cost of capital improvements (except as set forth in Section IV.C.6. above); depreciation; interest (except as provided above for the amortization of capital improvements); principal or other payments of mortgage and other non-operating debts of Landlord; ground lease rental; the cost of repairs or other work to the extent Landlord is entitled to be reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes (defined in Section IV.D) or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases; payments for rented equipment, the cost of which would constitute a capital expenditure if the equipment were purchased, in which event, Section IV.C.6 above would govern the determination of whether such costs are included in Expenses; any cost or expense related to removal, cleaning, abatement or remediation of "hazardous materials" in or about the Building, Common Area or

                Property, including, without limitation, hazardous substances in the ground water or soil, except to the extent such removal, cleaning, abatement or remediation is related to the general repair and maintenance of the Building, Common Area or Property in the ordinary course; all items (including repairs) and services for which Tenant or other tenants pay directly to third parties or for which Tenant or other tenants reimburse (or are required to reimburse) Landlord (other than through Expenses); reserves not spent by Landlord by the end of the calendar year for which Expenses are paid; Landlord's costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is entitled to be reimbursed by such tenants as a separate additional charge or rental over and above the base rent or additional rent payable under the lease with such tenant; attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants or other occupants of the Building or with prospective tenants (other than attorney's fees, costs and disbursements and other expenses incurred by Landlord in seeking to enforce Building rules and regulations); rental concessions granted to specific tenants and expenses incurred in renovating or otherwise improving or decorating, painting, or redecorating space for specific tenants, other than ordinary repairs and maintenance provided to all tenants; costs incurred by Landlord for the repair of structural defects; costs arising out of the admitted or adjudicated negligence or willful misconduct of Landlord or any Landlord Related Parties (as hereinafter defined), or any costs, fines or penalties incurred due to violations by Landlord of any law, order, rule or regulations of any governmental authority which was in effect (and as enforced) as of the Lease Commencement Date except where such costs, fines or penalties are incurred by Landlord for violations of any such law, order, rule or regulation that is ultimately determined to be invalid, or inapplicable. If the Building is not at least 100% occupied during any calendar year or if Landlord is not supplying services to at least 100% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall be determined as if the Building had been 100% occupied and Landlord had been supplying services to 100% of the Rentable Square Footage of the Building during that calendar year. If Tenant pays for its Pro Rata Share of Expenses based on increases over a "Base Year", Expenses for the Base Year shall also be determined as if the Building had been 100% occupied and Landlord had been supplying services to 100% of the Rentable Square Footage of the Building. The extrapolation of Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Expenses that are impacted by changes in the occupancy of the Building.

        D. Taxes Defined. "Taxes" shall mean: (1) all real estate taxes and other assessments on the Building and/or Project (plus 10% of the land under the existing Southern Pacific Transportation Company General Office Building), including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Project's share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Project;
                (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Project; and (3) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, franchise, transfer, capital stock, gift, estate or inheritance tax. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during that year. For all other real estate taxes, Taxes for that year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for the year or the amount due and payable for that year, provided that Landlord's election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant's Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment. Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed.

                Tenant shall pay Landlord the amount of Tenant's Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant's receipt of a statement from Landlord.

        E. Audit Rights. Tenant may, within 120 days after receiving Landlord's statement of Expenses, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 120 day period described above, Tenant shall be deemed to have approved Landlord's statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

V.      COMPLIANCE WITH LAWS; USE.

        A. The Premises may only be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord's reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including the Americans with Disabilities Act, regarding the operation of Tenant's business and the use, condition, configuration and occupancy of the Premises provided that Landlord shall be responsible for performing the ADA Modifications and the Bridge Modifications as provided in the Work Letter attached hereto as EXHIBIT D. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation or alleged violation of any Laws. Except to the extent properly included in Expenses, Landlord shall be responsible for the cost of correcting any violations of Title III of the Americans with Disabilities Act
                (ADA) and other Laws with respect to the Common Areas of the Building (including but not limited to ADA issues regarding the path of travel in the Common Areas). Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. Tenant shall comply with the rules and regulations of the Building attached as EXHIBIT B and such other reasonable rules and regulations adopted by Landlord from time to time. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord's enforcement of the rules and regulations.

        B. Nothing herein shall require Tenant to perform any alterations, additions or improvements which are necessary to comply with Laws with respect to the Common Areas, unless such requirement to comply relates to the Common Areas on any floor on which the Premises are located and arises directly out of the performance of work by Tenant in the Premises or Tenant's particular manner of use of the Premises for purposes other than general office use. In addition, nothing herein shall require Tenant to comply with Laws or requirements of public authorities which require the installation of new or additional mechanical, electrical, plumbing or fire/life safety systems on a Building-wide basis without reference to the particular use of Tenant or any Alterations (including the Initial Alterations) performed by Tenant ("Building-Wide Laws"). Landlord will, at Landlord's expense (except to the extent properly included in Expenses), perform all acts required to comply with such Building-Wide Laws as the same affect the Premises and the Building.

VI.     SECURITY DEPOSIT.

        A. The Security Deposit shall be in the form of two irrevocable letters of credit (collectively, the "Letter of Credit") which shall: (a) be in the amount of $11,081,267.00; (b) be issued on the form attached hereto as EXHIBIT G; (c) name Landlord as its beneficiary; (d) be drawn on an FDIC insured financial institution satisfactory to Landlord; and (e) expire no earlier than 1 year following the date of execution of this Lease, and shall be subsequently renewed and maintained in effect until 60 days after the Termination Date of this Lease. Tenant shall deliver to Landlord the first letter of credit in the amount of $7,387,511.33 upon the execution of this Lease by Tenant. Upon the earlier to occur of the Spear Premises Commencement Date, the 6th Floor Steuart Premises Commencement Date and the 4th Floor Steuart Premises Commencement Date, Tenant shall deliver the balance of the Security Deposit to Landlord in the form of the second letter of credit in the amount of $3,693,755.67. The Security Deposit shall be held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant's obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Tenant if past due or uncured after the expiration of applicable notice and cure periods (if any). If Landlord uses the Security Deposit, Tenant shall on demand restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 30 days after the later to occur of: (1) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (2) the date this Lease terminates. If Landlord transfers its interest in the Premises, Landlord shall assign the Security Deposit to the transferee and, following the assignment, provided such transferee assumes Landlord's liability hereunder in writing, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

        B. Notwithstanding anything herein to the contrary, provided Tenant is not in default under this Lease beyond applicable notice and cure periods (if any), Tenant shall have the right to reduce the amount of the Security Deposit (i.e., the Letter of Credit) by $1,108,126.70 in total (i.e. so that the combined reduction in both letters of credit together total $1,108,126.70) effective as of the second anniversary of the Commencement Date and again on each subsequent anniversary of the Commencement Date (each such date is hereinafter referred to as a "Reduction Date") provided that in each such instance Tenant has successfully satisfied all of the Benchmarks (as hereinafter defined) during each of the three most recent consecutive fiscal quarters prior to the applicable Reduction Date. For purposes hereof, the "Benchmarks" shall mean that Tenant shall have satisfied each of the following requirements as determined in accordance with generally accepted accounting principles based upon audited financial statements prepared by an independent certified accountant, during each of the three most recent consecutive fiscal quarters prior to the applicable Reduction Date: (i) Tenant's net worth shall be greater or equal to One Billion Dollars; (ii) Tenant's current ratio is at least 2:1; and (iii) Tenant's return on equity is at least 10%. As a condition to Tenant's right to reduce the amount of the Security Deposit as provided herein, Tenant shall provide such audited financial statements evidencing the satisfaction of the Benchmarks to Landlord. In the event Tenant fails to satisfy each of the Benchmarks during each of the three most recent consecutive fiscal quarters prior to any applicable Reduction Date, then Tenant shall have no right to reduce the amount of the Letter of Credit on such applicable Reduction Date, and any subsequent right of Tenant to reduce the Letter of Credit on any subsequent Reduction Date shall not be a cumulative right so that the amount of any reduction in the Letter of Credit shall never be greater than $1,108,126.70. Such reduction shall be accomplished by having Tenant provide Landlord with a substitute Letter of Credit in the form of the letter of credit attached hereto as EXHIBIT G in the reduced amount.

VII.    SERVICES TO BE FURNISHED BY LANDLORD.

        A.      Landlord agrees to furnish Tenant with the following services:
                (1) Water service for use in the lavatories and other appropriate facilities approved by Landlord and installed by Tenant where water service is needed on each floor on which the Premises are located; (2) Heat and air conditioning in season during Normal Business Hours, at such temperatures and in such amounts as are standard for comparable buildings or as required by governmental authority. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive HVAC service during hours other than Normal Business Hours. Tenant shall pay Landlord the standard charge for the additional service as reasonably determined by Landlord from time to time. The standard charge for additional after-hours ventilation and air conditioning shall be determined by adding Landlord's actual out-of-pocket costs to operate such after-hours equipment, plus a reasonable charge to cover the depreciation and amortization of the equipment used, plus a reasonable administrative surcharge. As of the date hereof, Landlord's current charge for after-hours ventilation is $20.00 per hour per zone and $80.00 per hour for each full floor, subject to change from time to time. As of the date hereof, Landlord's current charge for after-hours air conditioning is $65.00 per hour per zone and $260.00 per hour for each full floor, subject to change from time to time. In the event Tenant requires heat or air conditioning during hours other than Normal Business Hours, charges for such services will be prorated by Landlord between each requesting user-tenant (if more than one tenant in the same service zone requests additional heating or air conditioning at the same time) and the proration shall be determined by dividing the cost per zone by the number of tenants requesting after hours service in a particular zone, after adjusting for their respective periods of use; (3) Maintenance and repair of the Project as described in Section IX.B.; (4) Janitor service on Business Days. If Tenant's use, floor covering or other improvements require special services in excess of the standard services for the Building, Tenant shall pay the additional cost attributable to the special services;
                (5) Elevator service; (6) Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions in Article X; (7) Access to the Building for Tenant and its employees 24 hours a day, 7 days a week, subject to the terms of this Lease and such security or monitoring systems as Landlord may reasonably impose, including, without limitation, sign-in procedures and/or presentation of identification cards; and (8) such other services as Landlord reasonably determines are necessary or appropriate for the Project.

        B. Landlord's failure to furnish, or any interruption or termination of, services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of 3 consecutive Business Days as a result of the Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 4th consecutive Business Day of the Service Failure and ending on the day the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant. In no event, however, shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's Property (defined in Article XV), arising out of or in connection with the failure of any security services, personnel or equipment.

VIII.   LEASEHOLD IMPROVEMENTS.

        All improvements to the Premises (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. However, Landlord, by written notice to Tenant within 30 days prior to the Termination Date, may require Tenant to remove, at Tenant's expense: (1) Cable (defined in Section IX.A) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as "Required Removables"). Without limitation, it is agreed that Required Removables include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications of any type. The Required Removables designated by Landlord shall be removed by Tenant before the Termination Date, provided that upon prior written notice to Landlord, Tenant may remain in the Premises for up to 5 days after the Termination Date for the sole purpose of removing the Required Removables. Tenant's possession of the Premises shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent on a per diem basis at the rate in effect for the last month of the Term. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables or perform related repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of the Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section IX.C), may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables.

IX.     REPAIRS AND ALTERATIONS.

        A. Tenant's Repair Obligations. Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease (including, but not limited to such obligations as are set forth in Article XVII below), and shall keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (1) floor covering; (2) interior partitions; (3) doors; (4) the interior side of demising walls;
                (5) electronic, phone and data cabling and related equipment (collectively, "Cable") that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities installed by or for the exclusive benefit of Tenant and serving Tenant exclusively; and (7) Alterations performed by contractors retained by Tenant, including related HVAC balancing. All work shall be performed in accordance with the rules and procedures described in Section IX.C. below. If Tenant fails to make any repairs to the Premises for more than 30 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs.

        B. Landlord's Repair Obligations. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general and the Premises; (3) Common Areas; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

        C. Alterations. Tenant shall not make alterations, additions or improvements to the Premises or install any Cable in the Premises or other portions of the Building (collectively referred to as "Alterations") without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. However, Landlord's consent shall not be required for any Alteration that satisfies all of the following criteria (a "Cosmetic Alteration"): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and
                (4) does not require work to be performed inside the walls or above the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section IX.C. Prior to starting work, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems); copies of contracts; necessary permits and approvals; and evidence of contractor's and subcontractor's insurance in amounts reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant's plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord's oversight and coordination of any non-Cosmetic Alterations (other than the Initial Alterations on any of the floors in the Premises, which fee is 3% per the Work Letter attached hereto as EXHIBIT D) equal to 7% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish "as-built" plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien in recordable form, and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord's approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant's use.

X.      USE OF ELECTRICAL SERVICES BY TENANT.

        A. Electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either: (1) through inclusion in Expenses (except as provided in Section X.B. for excess usage);
                (2) by a separate charge payable by Tenant to Landlord within 30 days after billing by Landlord; or (3) by separate charge billed by the applicable utility company and payable directly by Tenant. Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Project and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord.

        B. Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, that which Landlord deems to be standard for the Building. Standard electrical use for the Building is deemed to be 1 kilowatt hour per rentable square foot, per month, including lighting. The base building electrical system will allow designs of peak electrical loads of up to 4.5 watts per square foot (excluding Building Standard lighting requirements). If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant. Landlord shall have the right to separately meter electrical usage for the Premises and to measure electrical usage by survey or other commonly accepted methods.

XI.     ENTRY BY LANDLORD.

        Landlord, its agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants' premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Normal Business Hours. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent. Notwithstanding the foregoing, except in emergency situations as determined by Landlord, Landlord shall exercise reasonable efforts to perform any entry into the Premises in a manner that is reasonably designed to minimize interference with the operation of Tenant's business in the Premises and shall exercise reasonable efforts to comply with Tenant's reasonable security measures.

XII.    ASSIGNMENT AND SUBLETTING.

        A. Except in connection with a Permitted Transfer (defined in Section XII.E. below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld if Landlord does not elect to exercise its termination rights under
                Section XII.B below. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige, or would result in a violation of another tenant's rights; (3) the proposed transferee is a governmental agency or occupant of the Project; (4) Tenant is in Monetary Default or material non-monetary default after the expiration of the notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer in a manner that has a material adverse impact on Landlord or the Building, and, if such impact is limited to the Premises, Tenant does not provide adequate assurances to Landlord that the adverse impact will be substantially mitigated in a prompt and diligent manner at no cost to Landlord. Notwithstanding the foregoing, Landlord will not withhold its consent solely because the proposed subtenant or assignee is an occupant of the Building if Landlord does not have space available for lease in the Building that is comparable to the space Tenant desires to sublet or assign. For purposes hereof, Landlord shall be deemed to have comparable space if it has space available on any floor of the Building that is approximately the same size as the space Tenant desires to sublet or assign within 6 months of the proposed commencement of the proposed sublease or assignment. Tenant shall not be entitled to receive monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed

                Transfer and Tenant's sole remedy shall be an action to enforce any such provision through specific performance or declaratory judgment. Any attempted Transfer in violation of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord's rights to approve any subsequent Transfers. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

        B. As part of its request for Landlord's consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 25 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) in the event of (i) an assignment of this Lease, or (ii) a subletting which would
                (a) result in 50% or more of the Premises in the aggregate being sublet and/or (b) result in a sublease of all or a portion of the Premises for more than 50% of the then remaining Term, except with respect to a Permitted Transfer, exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to assign or sublet. Any such termination shall be effective on the proposed effective date of the Transfer for which Tenant requested consent. Notwithstanding the foregoing, Tenant, within 5 days after receipt of Landlord's notice of intent to terminate, may withdraw its request for consent to the Transfer. In such event, Landlord's election to terminate the Lease in connection with such proposed Transfer shall be null and void and of no force and effect. Tenant shall pay Landlord a review fee of $750.00 for Landlord's review of any Permitted Transfer or requested Transfer, provided if Landlord's actual reasonable costs and expenses (including reasonable attorney's fees) exceed $750.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

        C. Tenant shall pay Landlord 70% of all rent and other consideration which Tenant receives as a result of a Transfer (other than a Permitted Transfer) that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord for Landlord's share of any excess within 30 days after Tenant's receipt of such excess consideration. Tenant may (on an amortized basis) deduct from the excess all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer (other than Landlord's review fee), including brokerage fees, legal fees and construction costs and related fees, e.g. architect, engineering and permitting fees. If Tenant is in Monetary Default (defined in Section XIX.A. below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord's share of any excess).

        D. Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization other than a merger, consolidation or reorganization which would constitute a Permitted Transfer as provided below), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange including NASDAQ, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

        E.      Notwithstanding anything to the contrary contained herein or in
                Section XIII.D., Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation, partnership or other legal entity or affiliate, subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter, collectively, referred to as "Permitted Transfer") without the consent of Landlord, provided: (i) Tenant is not in default under this Lease beyond applicable notice and cure periods (if any);

                (ii) if such proposed transferee is a successor to Tenant by purchase, merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is at least equal to the Tenant's net worth at the date of this Lease; (iii) such proposed transferee operates the business in the Premises for the Permitted Use and no other purpose; and
                (iv) in no event shall any Permitted Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least 15 days prior to the effective date of such Permitted Transfer. As used herein: (a) "parent" shall mean a company which owns a majority of Tenant's voting equity; (b) "subsidiary" shall mean an entity wholly owned by Tenant or at least 50% of whose voting equity is owned by Tenant; and (c) "affiliate" shall mean an entity controlled, controlling or under common control with Tenant. Notwithstanding the foregoing, sale of the shares of equity of any affiliate or subsidiary to which this Lease has been assigned or transferred other than to another parent, subsidiary or affiliate of the original Tenant named hereunder shall be deemed to be an assignment requiring the consent of Landlord hereunder.

XIII.   LIENS.

        Tenant shall not permit mechanic's or other liens to be placed upon the Project, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 10 days of notice from Landlord of the filing of the lien, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys' fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

XIV.    INDEMNITY AND WAIVER OF CLAIMS.

        A. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (defined in Article
                XXVI) and agents ("Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant's transferees, contractors or licensees.

        B. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord's contractors.

        C. Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe;

                (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article XV below.

XV.     INSURANCE.

        Tenant shall carry and maintain the following insurance ("Tenant's Insurance"), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (2) All Risk Project/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises ("Tenant's Property"); (3) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute; and (4) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing any of Tenant's Insurance shall have an A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord as the interest of such designees shall appear, as additional insureds. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days' advance written notice of any material change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value, as reasonably estimated by Landlord. Except as specifically provided to the contrary, the limits of either party's' insurance shall not limit such party's liability under this Lease. As of the date of this Lease, Landlord carries earthquake insurance covering the Building.

XVI.    SUBROGATION.

        Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant's Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by property insurance.

XVII.   CASUALTY DAMAGE.

        A. If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged); (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 1 year of the Term remaining on the date of the casualty; (4) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. Notwithstanding the foregoing, Landlord will not be entitled to terminate this Lease solely because there is less than 1 year on the Term if Tenant has an exercisable right to renew or extend the Term and Tenant, within 10 days after the receipt of Landlord's notice of termination, validly exercises such right. The foregoing shall not prohibit Landlord from exercising its right to terminate for any of the other reasons set forth herein. If Landlord does not terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. Landlord shall not be liable for any loss or damage to Tenant's Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease. In the event that Landlord has the right to terminate this Lease pursuant to this Article XVII, Landlord agrees to exercise such right in a nondiscriminatory fashion. Consideration of the following factors in arriving at its decision shall not be deemed discriminatory: Length of term remaining on the lease, time needed to repair and restore, costs of repair and restoration not covered by insurance proceeds, Landlord's plans to repair and restore common areas serving the Premises, Landlord's plans for repair and restoration of the Building, and other relevant factors of Landlord's decision as long as they are applied to Tenant in the same manner as other tenants.

        B. If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 180 days from the date the repair and restoration is started, then regardless of anything in Section XVII.A above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Notwithstanding the foregoing, if Tenant was entitled to but elected not to exercise its right to terminate the Lease and Landlord does not substantially complete the repair and restoration of the Premises within 2 months after the expiration of the estimated period of time set forth in the Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within 15 days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by the insurance adjustment process; (ii) any delays caused by Tenant; and (iii) any delays caused by events of Force Majeure. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant's transferees, contractors or licensees.

XVIII.  CONDEMNATION.

        Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Project which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking. In order to exercise its right to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Project occurs. If this Lease is not terminated, the Rentable Square Footage of the Project, the Rentable Square Footage of the Premises and Tenant's Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any right to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property, Tenant's lost goodwill and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

XIX.    EVENTS OF DEFAULT.

        Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

        A. Tenant's failure to pay when due all or any portion of the Rent, if the failure continues for 5 days after written notice to Tenant ("Monetary Default").

        B. Tenant's failure (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, if the failure is not cured within 30 days after written notice to Tenant. However, if Tenant's failure to comply cannot reasonably be cured within 30 days, Tenant shall be allowed additional time (not to exceed 90 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 30 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant's failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant's failure to comply with any particular term, provision or covenant of the Lease on 3 occasions during any 12 month period, Tenant's subsequent violation of such term, provision or covenant shall, at Landlord's option, be an incurable event of default by Tenant.

        C. Tenant or any Guarantor becomes insolvent under any applicable Federal or State Law, makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts when due.

        D.      The leasehold estate is taken by process or operation of Law.

        E In the case of any ground floor or retail Tenant, Tenant does not take possession of, or abandons or vacates all or any portion of the Premises.

        F. Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord, including, without limitation, any lease or agreement for parking.

XX.     REMEDIES.

        A. Upon the occurrence of any event or events of default under this Lease after the expiration of applicable notice and cure periods (if any), whether enumerated in Article XIX or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

                1. Terminate this Lease and Tenant's right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

                        (a) The Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination;

                        (b) The Worth at the Time of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

                        (c) The Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

                        (d) Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                        (e) All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

                        The "Worth at the Time of Award" of the amounts referred to in parts (a) and (b) above, shall be computed by allowing interest at the lesser of a per annum rate equal to: (i) the greatest per annum rate of interest permitted from time to time under applicable law, or
                        (ii) the Prime Rate plus four percent (4%). For purposes hereof, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the State of California. The "Worth at the Time of Award" of the amount referred to in part (c), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%);

                2.      Employ the remedy described in California Civil Code
                        Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

                3. Notwithstanding Landlord's exercise of the remedy described in California Civil Code Section 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant's right to possession of the Premises and recover an award of damages as provided above in Paragraph XX.A.1.

                B. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

                C.      TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY
                        SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (C) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT'S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY EVICTION OR FORCIBLE ENTRY AND DETAINER ACTION OR SIMILAR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS LEASE.

                D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

                E. This Article XX shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

XXI.    LIMITATION OF LIABILITY.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROJECT. "INTEREST OF LANDLORD IN THE BUILDING" SHALL INCLUDE ANY ASSETS OF LANDLORD IN THE OPERATION OF THE PROJECT (PRIOR TO THE DISTRIBUTION OF THE SAME TO ANY PARTNER OR SHAREHOLDER OF LANDLORD OR ANY OTHER THIRD PARTY) SUCH AS ACCOUNTS RECEIVABLE, RENTS DUE FROM TENANTS, INSURANCE PROCEEDS, FIXTURES, EQUIPMENT, SUPPLIES, CLAIMS OF ANY NATURE, SORT OR DESCRIPTION AND ANY OTHER ITEMS DEEMED TO BE ASSETS IN CONNECTION WITH THE OWNERSHIP, MAINTENANCE AND OPERATION OF THE BUILDING. TENANT SHALL LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROJECT FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE XXVI BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE XXVI BELOW) ON THE PROJECT, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

XXII.   NO WAIVER.

        Either party's failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party's failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXIII.  QUIET ENJOYMENT.

        Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements within applicable notice and cure periods. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

XXIV. RELOCATION.

        INTENTIONALLY OMITTED.

XXV.    HOLDING OVER.

        Except for any permitted occupancy by Tenant under Article VIII, if Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount equal to 150% of the greater of: (1) the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover; or (2) the fair market gross rental for the Premises as reasonably determined by Landlord. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within 15 days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

XXVI.   SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.

        Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Project, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord's interest in the Lease, Tenant shall, without charge, attorn to the successor-in-interest. Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested. Notwithstanding the foregoing, as a condition precedent to the subordination of this Lease, Landlord shall be required to provide Tenant with a non-disturbance, subordination and attornment agreement in favor of Tenant from any Mortgagee who comes into existence after the Commencement Date. Such non-disturbance, subordination and attornment agreement in favor of Tenant shall provide that, so long as Tenant is paying the rent due under the Lease and is not otherwise in default under the Lease beyond applicable notice and cure periods, its right to possession and other terms of the Lease shall remain in full force and effect. Such non-disturbance, subordination and attornment agreement may include additional time on behalf of the Mortgagee to cure defaults of the Landlord and provide that (a) neither Mortgagee nor any successor-in-interest shall be bound by (i) any payment of the Base Rent, Additional Rent, or other sum due hereunder for more than 1 month in advance or
(ii) any amendment or modification to the Lease made without the express written consent of Mortgagee or any successor-in-interest; (b) neither Mortgagee nor any successor-in-interest will be liable for (i) any act or omission or warranties of any prior landlord (including Landlord), (ii) the breach of any warranties or obligations relating to construction of improvements on the property or any tenant finish work performed or to have been performed by any prior landlord (including Landlord), or (iii) the return of any security deposit, except to the extent such deposits have been received by Mortgagee; and (c) neither Mortgagee nor any successor-in-interest shall be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord). Prior to the Commencement Date, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement from Landlord's then current Mortgagee (as of the date of this Lease) in the form of the agreement of Subordination, Non-Disturber and Attornment attached hereto as EXHIBIT I. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Mortgagee. Upon request of Landlord, Tenant will execute the Mortgagee's commercially reasonable form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by the Mortgagee. Tenant agrees that the form of Subordination, Non-Disturber and Attornment Agreement attached hereto as EXHIBIT I is a commercially reasonable form of non-disturbance, subordination and attornment agreement. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant prior to the Commencement Date shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.

XXVII.  ATTORNEYS' FEES.

        If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

XXVIII. NOTICE.

        If a demand, request, approval, consent or notice (collectively referred to as a "notice") shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective Notice Address(es) set forth in Article I, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, 3 Business Days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

XXIX. EXCEPTED RIGHTS.

        This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights above the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building's name or address; provided Landlord provides Tenant with reasonable notice thereof and reimburses Tenant for its actual costs of replacing all business stationery on hand (not to exceed 2 month's supply). Landlord also has the right to make such other changes to the Project and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant's ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord's employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent.

XXX. SURRENDER OF PREMISES.

        At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property (defined in Article XV) from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear and damage by fire or other casualty which Tenant is not required to make, condemnation repairs which are Landlord's responsibility, and the Initial Alterations (other than Required Removables) excepted. Tenant shall also be required to remove the Required Removables in accordance with Article VIII. If Tenant fails to remove any of Tenant's Property within 2 days after the termination of this Lease or of Tenant's right to possession, Landlord shall have the right to pursue any remedies available under Law, including, but not limited to, the remedies specified in California Civil Code Section 1980 et. seq. with respect to such Tenant's Property.

XXXI. MISCELLANEOUS.

        A. This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the State of California and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

        B. Tenant shall not record this Lease or any memorandum without Landlord's prior written consent.

        C. Landlord and Tenant hereby waive any right to trial by jury in any eviction or forcible entry and detainer action or similar proceeding based upon, or related to, the subject matter of this Lease.

        D. Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, civil disturbances and other causes beyond the reasonable control of the performing party ("Force Majeure"). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

        E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Project referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations. Notwithstanding the foregoing, unless such liability is assumed in writing by its successor in interest hereunder, Landlord shall remain liable after its period of ownership with respect to any sums due in connection with a breach or default that arose during such period of ownership.

        F. Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay a brokerage commission to Broker in accordance with the terms of a separate written commission agreement to be entered into by and between Landlord and Broker, provided that in no event shall Landlord be obligated to pay a commission to Broker in connection with any extension of the Lease Term or in connection with any additional space that is leased by Tenant pursuant to the terms of this Lease.

        G. Tenant covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (2) this Lease is binding upon Tenant; and (3) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the State of California. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

        H. Time is of the essence with respect to Tenant's exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

        I. The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant's obligations under Sections IV.A, IV.B., VIII, XIV, XX, XXV and XXX shall survive the expiration or early termination of this Lease.

        J. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery of it does not constitute an offer to Tenant or an option. This

                Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party, and this Lease has been approved by Landlord's Mortgagee, if required. Landlord shall use commercially reasonable efforts to obtain the consent of any such Mortgagee. Notwithstanding anything to the contrary in this Lease, in the event such approval is not obtained within 20 Business Days after execution of this Lease by both Landlord and Tenant, either Landlord or Tenant shall have the right to terminate this Lease by delivering written notice thereof to the other party hereto within 10 days after the expiration of such 30 day period.

        K. All understandings and agreements previously made between the parties are superseded by this Lease, and neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

        L. Tenant, within 15 days after request, shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Landlord, however, shall not require Tenant to provide such information unless Landlord is requested to produce the information in connection with a proposed financing or sale of the Building. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

        M. Except with regard to requests for consent or approval that require Landlord to make a determination of the aesthetics of certain signage, alterations or other things that would be visible from outside the Premises or Building or to assume certain risks, including, without limitation, the risk that a certain alteration, addition and/or improvement could adversely affect the mechanical systems or structure of the Building or require excess removal costs, Landlord and Tenant agree to act reasonably in granting approval or disapproval of any requests by the other for consent or approval.

XXXII. ENTIRE AGREEMENT.

        This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: ADDENDUM, EXHIBIT A-1 (Outline and Location of Spear Premises), EXHIBIT A-2 (Outline and Location of Steuart Premises), EXHIBIT A-3 (Outline and Location of Expansion Space), EXHIBIT A-4 (Legal Description of Project), EXHIBIT B (Rules and Regulations), EXHIBIT C (Commencement Letter), EXHIBIT D (Work Letter Agreement), EXHIBIT D-1 (Outline and Location of Bridge Modifications), EXHIBIT E (Additional Provisions), EXHIBIT F (Parking Agreement), EXHIBIT G (Form of Letter of Credit), EXHIBIT H (Form of Warrant Agreement) and EXHIBIT I (Agreement of Subordination, Non-Disturber and Attornment).

        Landlord and Tenant have executed this Lease as of the day and year first above written.


                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:    /s/ PETER ADAMS
                                                        ------------------------
                                                 Name:  Peter Adams
                                                        ------------------------
                                                 Title: Senior Vice President
                                                        ------------------------


                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     /s/ LAWRENCE W. WINKLER
                                               -----------------------------
                                       Name:   Lawrence S. Winkler
                                               -----------------------------
                                       Title:  Chief Financial Officer
                                               -----------------------------

                                       By:     /s/ MICHAEL J. MALESARDI
                                               -----------------------------
                                       Name:   Michael J. Malesardi
                                               -----------------------------
                                       Title:  Controller
                                               -----------------------------

                                    ADDENDUM

        This Addendum is attached to and made a part of the Lease dated as of the _____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.

                                   WITNESSETH:

        WHEREAS, simultaneously with the execution of this Addendum, Landlord and Tenant have entered into that certain lease of even date herewith (the "Lease") for approximately 35,982 rentable square feet on the 6th floor of the Spear Tower and approximately 98,846 rentable square feet on the 3rd, 4th and 6th floors of the Steuart Tower, in the building located at One Market, San Francisco, California (the "Building"), all as more particularly described in the Lease; and

        WHEREAS, Landlord and Tenant desire to modify certain terms and conditions of the Lease as set forth herein;

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the sufficiency and receipt of which is acknowledged, Landlord and Tenant agree as follows:

1. HAZARDOUS MATERIALS. Tenant shall not (either with or without negligence) cause or permit its agents or employees to permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances of materials, nor allow to be brought into the Project any such materials or substances except to use for general office purposes in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency or lender (in its reasonable judgment) shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession (other than a release of hazardous materials in the Premises which is not caused by Tenant or persons acting under Tenant and which is brought about by the distribution of hazardous materials through the Building's mechanical systems), or elsewhere if caused by Tenant or persons acting under Tenant. In the event Tenant claims that the presence of hazardous materials in the Premises was caused by the distribution of hazardous materials through the Building's mechanical systems, the burden of showing the cause of the presence of such hazardous materials shall be borne by Tenant. The within covenants shall survive the expiration or earlier termination of the Term.

2. SECURITY DEPOSIT. Notwithstanding anything in the Lease to the contrary, no purchaser of Landlord's interest in the Building or holder of any mortgage, deed of trust, ground lease or other lien on the Building shall be liable for the return of any Security Deposit unless and until such Security Deposit is actually transferred by Landlord to such party.

3. NET INCOME/PROFITS. Notwithstanding anything contained to the contrary in the provisions of the Lease relating to an assignment or subletting by Tenant, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which



                                   ADDENDUM-1
        provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person from the portion of the Premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use occupancy or utilization of any part of the Premises.

4. CASUALTY/CONDEMNATION. Notwithstanding anything contained to the contrary in the Lease, the Premises or portion thereof shall not be considered to be untenantable or unusable by Tenant unless and until Tenant actually ceases to use the Premises or applicable portion thereof. In addition, the rights of Tenant, if any, to any condemnation proceeds and or insurance proceeds shall be subject and subordinate the rights of any party holding a first mortgage or first deed of trust on the Building. The foregoing, however, shall not be construed as to limit Tenant's right to receive the proceeds of any insurance policies maintained by Tenant at its sole cost and expense.

5. LIMITATION OF LIABILITY. In addition to any limitation of Landlord's liability contained in the Lease, Tenant hereby agrees that any claim for damages against Landlord shall be subject and subordinate to the interest of any mortgagee in the Building and Project.

6. ESTOPPEL CERTIFICATES. In addition to the obligations of Tenant under the Lease, Tenant agrees that it will from time to time upon request of Landlord, within 10 days after the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying the following, to the extent true and accurate: (i) the Tenant is presently solvent and free from reorganization and/or bankruptcy and is in occupancy, open, and conducting business in the Premises, (ii) the operation and use of the Premises do not involve the generation, treatment, storage, etc. of hazardous substance etc., (iii) the rent is $___________ per year, (iv) the Lease represents the entire agreement between the parties (v) the expiration date is ___________, (vi) all conditions to be performed by the Landlord have been satisfied, (vii) all required contributions by Landlord to Tenant on account of Tenant improvements have been received, (viii) no rental has been paid more than one month in advance and no security has been deposited with Landlord except for $_______ and, (ix) the rentable square footage of the Premises is ________ square feet.

7. SUBORDINATION TO MORTGAGES. Notwithstanding anything in the Lease to the contrary, the prior written consent of the holder of any first mortgage or first deed of trust on the Building shall be required as a condition precedent to the subordination of the Lease to any junior/secondary mortgage or deed of trust. In no event shall the holder of any first mortgage or first deed of trust be liable for any of Landlord's obligations under the Lease arising prior to the date such mortgagee or trustee takes title to the Building.

8. CONFLICT. In the event of a conflict between the terms of this Addendum and the terms of the Lease or any exhibits thereto, the terms of this Addendum shall control.



                                   ADDENDUM-2

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum on the day and year first above written.


                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust,its managing
                                                 general partner

                                                 By:    ________________________

                                                 Name:  ________________________

                                                 Title: ________________________



                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________


                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________



                                   ADDENDUM-3

                                   EXHIBIT A-1

                     OUTLINE AND LOCATION OF SPEAR PREMISES


        This Exhibit is attached to and made a part of the Lease dated as of the ____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.

                                   EXHIBIT A-2

                    OUTLINE AND LOCATION OF STEUART PREMISES


        This Exhibit is attached to and made a part of the Lease dated as of the ____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.

                                   EXHIBIT A-3

                     OUTLINE AND LOCATION OF EXPANSION SPACE

This Exhibit is attached to and made a part of the Lease dated as of the ____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.

                                   EXHIBIT A-4

                          LEGAL DESCRIPTION OF PROJECT


THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF MISSION STREET WITH THE SOUTHWESTERLY LINE OF STEUART STREET; THENCE NORTH 44 DEGREES 51' 51" WEST ALONG SAID SOUTHWESTERLY LINE, 334.33 FEET TO A POINT IN A LINE PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 6 FEET AND 1-1/2 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 3-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 6 FEET AND 1-1/2 INCHES TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH 45 DEGREES 09' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT IN THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE SOUTH 44 DEGREES 51' 51" EAST ALONG SAID NORTHEASTERLY LINE, 334.33 FEET TO A POINT IN SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE NORTH 45 DEGREES 08' 09" EAST ALONG SAID NORTHWESTERLY LINE 274 FEET TO THE POINT OF BEGINNING.

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

        The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Project and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Project.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel. Notwithstanding the foregoing, Tenant shall have the right to elevator lobby signage on each floor on which Tenant occupies the entire floor.

4. Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing. So long as Landlord maintains the same in the main lobby of the Building, Tenant shall have the right to utilize one line on the non-electronic lobby directory board, and Tenant shall have the right to utilize multiple lines on the electronic lobby directory board (the exact number of such multiple lines to be reasonably determined by Landlord taking into account the capacity of the electronic lobby directory board).

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant's Property shall be repaired at Tenant's sole expense.

9.      Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Project. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Project, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement and removal.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the Commencement Date of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

16. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees, and then only if the operation does not violate the lease of any other tenant in the Building.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord. Landlord acknowledges that Landlord has, as of the date of this Lease, designated certain areas as bicycle parking areas in the basement of the Building.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Project.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

22. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

                                    EXHIBIT C

                               COMMENCEMENT LETTER
                                    (EXAMPLE)


Date           ______________________

Tenant         OmniSky Corporation
Address        ______________________

               ______________________

               ______________________

Re: Commencement Letter with respect to that certain Lease dated as of the _____ day of __________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, as Landlord, and OMNISKY CORPORATION, A DELAWARE CORPORATION, as Tenant, for ________ rentable square feet on the ___ floor of _____ Tower in the Building located at One Market, San Francisco, California.

Dear    __________________:

        In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the _____________ Premises and agrees:

        1.      The _______________ Commencement Date is ______________________.

        2.      The Termination Date of the Lease is __________________________.

        3.      The Base Rent schedule for the ___________ Premises set forth in
                Section I.D. of the Lease is restated as follows:

                        BASE RENT FOR __________ PREMISES

                                          ANNUAL RATE            ANNUAL            MONTHLY
                      PERIOD            PER SQUARE FOOT         BASE RENT         BASE RENT
                      ------            ---------------         ---------         ---------





        Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 4 counterparts of this Commencement Letter in the space provided and returning all executed counterparts to Landlord.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Commencement Letter as of the day and year first above written.


                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            agent

                                            By:    __________________________

                                            Name:  __________________________

                                            Title: __________________________



                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________


                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________

                                    EXHIBIT D

                                   WORK LETTER


        This Exhibit is attached to and made a part of the Lease dated as of the ____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.


I.      ALTERATIONS AND ALLOWANCE.

        A. Tenant, immediately following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and all prepaid rental and security deposits required hereunder, shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). For purposes of this Lease, the parties hereto agree that in the event Tenant subleases the 4th Floor Steuart Premises and such sublease is consented to by Landlord (if required), the Initial Alterations shall be deemed to include those alterations made to the 4th Floor Steuart Premises subsequent to the expiration of the proposed sublease, provided that any such alterations are made by Tenant within 4 years of the 4th Floor Steuart Premises Commencement Date. Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article IX.C. of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations and the contractors to be retained by Tenant to perform such Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant's plans for the Initial Alterations (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord's approval of the contractors to perform the Initial Alterations shall not be unreasonably withheld. The parties agree that Landlord's approval of the general contractor to perform the Initial Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord,
                (ii) does not maintain insurance as required pursuant to the terms of this Lease, (iii) does not have the ability to be bonded for the work in an amount of no less than $2,000,000.00,
                (iv) does not provide current financial statements reasonably acceptable to Landlord, or (v) is not licensed as a contractor in the state/municipality in which the Premises is located. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. Tenant shall be required to use Glumac International for all engineering work to be performed in the Premises. In addition, Tenant shall be required to use Siemens Building Technologies, Inc. as the fire, life and safety subcontractor for all fire, life and safety work to be performed in the Premises. Notwithstanding the foregoing to the contrary, Tenant shall be permitted to use a contractor other than Glumac International for the engineering work with respect to the Initial Alterations provided that (i) such alternative engineering contractor is acceptable to Landlord in Landlord's sole discretion, (ii) any engineering work performed by such alternative engineering contractor is subject to the prior review and approval of such work by Glumac International (and in the event any such work is not acceptable to Glumac International, the alternative engineering contractor shall make such changes as are required by Glumac International), and (iii) Tenant pays to Glumac International, in addition to any amounts due and payable to such alternative engineering contractor, the applicable fee charged by Glumac International for its performance of the oversight and review work.

        B. Provided Tenant is not in default beyond the expiration of applicable notice and cure periods (if any), Landlord agrees to contribute the sum of (i) $1,118,293.00 (the "Allowance") toward the cost of performing the Initial Alterations in preparation of Tenant's occupancy of the Premises. Landlord shall be entitled to deduct from the Allowance a construction management fee for Landlord's oversight of the Initial Alterations in the amount of 3% of the total cost of the Initial Alterations. The Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Initial Alterations, permitting costs and for hard costs in connection with the Initial Alterations. The Allowance, less a 10% retainage (which retainage shall be payable as part of the final draw) shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within 30 days after receipt of the following documentation: (i) an application for payment and sworn statement of the general contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (iii) contractor's, subcontractor's and material supplier's waivers of liens which shall cover all Initial Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the State of California, together with all such invoices, contracts, or other supporting data as Landlord or Landlord's Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing the Initial Alterations; (v) plans and specifications for the Initial Alterations, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all Laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Initial Alterations, together with copies of all change orders, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Initial Alterations. Upon completion of the Initial Alterations, and prior to final disbursement of the Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect's completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Initial Alterations, and (5) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Allowance more than one time per month. If the Initial Alterations exceed the Allowance, Tenant shall be entitled to the Allowance in accordance with the terms hereof, but each individual disbursement of the Allowance shall be disbursed in the proportion that the Allowance bears to the total cost for the Initial Alterations, less the 10% retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease after the expiration of applicable notice and cure periods (if any), and Landlord's obligation to disburse shall only resume when and if such default is cured.

        C. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event Tenant does not use the entire Allowance within 12 months from the Final Commencement Date, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

        D. Except as expressly set forth herein, Tenant agrees to accept the Premises in its "as-is" condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises. Notwithstanding any of the foregoing to the contrary, Landlord shall be responsible for performing Building standard modifications to the restrooms within the core area of the Premises in accordance with plans and specifications to be prepared by Landlord, in order to comply with Title 24 and the American with Disabilities Act and any other applicable Laws (collectively, the "ADA Modifications"). Landlord and Tenant acknowledge and agree that in the event Tenant subleases all or a portion of the

                4th Floor Steuart Premises, the ADA Modifications may be performed by Landlord during the occupancy of such subtenant during or after Normal Business Hours. In such event, Landlord shall have no liability for any loss, damage, claim or injury suffered or incurred by Tenant, its subtenant or any of their respective agents, contractors or employees as a result of the performance of such work, and Tenant shall be entitled to no credit, abatement or adjustment of Rent or other sums payable under this Lease. In the alternative, Tenant may request by written notice to Landlord received within 5 Business Days of the date of this Lease, that Landlord not perform the ADA Modifications in the 4th Floor Steuart Premises. In such event, Landlord shall have no further obligation to perform the ADA Modifications in the 4th Floor Steuart Premises, and Tenant shall be solely responsible for the compliance of all Laws, including the Americans with Disabilities Act, regarding the use, condition, configuration and occupancy of the bathrooms in the 4th Floor Steuart Premises. The ADA Modifications shall include modifications necessary to comply with path of travel requirements of the ADA within the bathrooms located in the Premises. Landlord's obligations with respect to the bathrooms in the Premises shall be limited to the obligation to ensure that such bathrooms are in compliance with all applicable Laws as of the applicable Commencement Date for such applicable portion of the Premises, and Tenant shall have the sole obligation to correct any non-compliance of Laws with respect to the bathrooms in the Premises after the applicable Commencement Date. Notwithstanding the foregoing to the contrary, Landlord shall have no obligation to ensure that the bathrooms in the 4th Floor Steuart Premises comply with all applicable Laws in the event Tenant requests that Landlord not perform the ADA Modifications in the 4th Floor Steuart Premises as provided above. In addition to Landlord's obligation with respect to the ADA Modifications, Landlord shall also be responsible for performing certain work (the "Bridge Modifications") consisting of the construction of a corridor of approximately 5-6 feet in width in the north bridge connecting the 6th Floor Steuart Premises with the Spear Premises. The Bridge Modifications are more fully set forth on EXHIBIT D-1 attached to this Lease. Tenant shall have no right to review or approve of Landlord's plans for the ADA Modifications or the Bridge Modifications except that Tenant shall have the right to select the applicable Building standard finishes for the ADA Modifications provided that Tenant makes such selection within 3 Business Days after request from Landlord. Except for the ADA Modifications, the restrooms shall be delivered to Tenant by Landlord in their "as is" condition. Tenant acknowledges that the improvements to the ADA Modifications and the Bridge Modifications will be performed by Landlord on or about the same time that the Initial Alterations will be performed by Tenant. Landlord shall perform the ADA Modifications and the Bridge Modifications in a good and workmanlike manner, in compliance with all Laws and the approved plans. Landlord and Tenant agree to cooperate with each other in order to enable the ADA Modifications, the Bridge Modifications and the Initial Alterations to be performed in a timely manner and with as little inconvenience to the work of the other party hereto as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the Initial Alterations or inconvenience suffered by Tenant during the performance of the ADA Modifications or the Bridge Modifications shall not subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease. Furthermore, if Landlord is delayed in the performance of the ADA Modifications or the Bridge Modifications as a result of any Tenant Delay(s) (defined below), the ADA Modifications or the Bridge Modifications, as the case may be, shall be deemed to be "Substantially Complete" on the date that Landlord could reasonably have been expected to Substantially Complete the ADA Modifications or the Bridge Modifications, as the case may be, absent any Tenant Delay. "Tenant Delay" means any act or omission of Tenant or its agents, employees, vendors or contractors that actually delays the Substantial Completion of the ADA Modifications or the Bridge Modifications, including, without limitation: (1) Tenant's failure to furnish information or approvals within any time period specified in this Lease, including the failure to choose the applicable Building standard finishes for the ADA Modifications within 3 Business Days after request from Landlord; (2) performance of work in the Premises by Tenant or Tenant's contractor(s) during the performance of the ADA Modifications or the Bridge Modifications which would materially interfere with

                Landlord's performance of the ADA Modifications or the Bridge Modifications; or (3) if the performance of any portion of the ADA Modifications or the Bridge Modifications depend on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant's contractor(s) in the completion of such work.

        E. This EXHIBIT D shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.


        Landlord and Tenant have executed this exhibit as of the day and year first above written.


                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:    ________________________

                                                 Name:  ________________________

                                                 Title: ________________________



                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________


                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________

                                   EXHIBIT D-1

                  OUTLINE AND LOCATION OF BRIDGE MODIFICATIONS

                                    EXHIBIT E

                              ADDITIONAL PROVISIONS

        This Exhibit is attached to and made a part of the Lease dated as of the ____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.


I.      RENEWAL OPTION.

        A. Tenant shall have the right to extend the Term (the "Renewal Option") for one additional period of 5 years commencing on the day following the Termination Date of the initial Term and ending on the 5th anniversary of the Termination Date (the "Renewal Term"), if:

                1. Landlord receives notice of exercise of the Renewal Option ("Initial Renewal Notice") not less than 9 full calendar months prior to the expiration of the initial Term and not more than 12 full calendar months prior to the expiration of the initial Term; and

                2. Tenant is not in Monetary Default or material non-monetary default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as hereinafter defined); and

                3. No more than 16,500 rentable square feet of the Premises (in the aggregate) is sublet (other than pursuant to a Permitted Transfer) at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and

                4. The Lease has not been assigned (other than pursuant to a Permitted Transfer) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

        B. The initial Base Rent rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises.

        C. Tenant shall pay Additional Rent (i.e. Expenses and Taxes) for the Premises during the Renewal Term in accordance with Article IV of the Lease, provided that the Base Year for Expenses and the Base Year for Taxes during the Renewal Term shall be the calendar year during which the Renewal Term commences.

        D. Within 30 days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the Premises for the Renewal Term. Tenant, within 15 days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such 15 day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Base Rent rate for the Premises during the Renewal Term. Upon agreement Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Base Rent rate for the Premises within 30 days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant may elect to either rescind its intention to renew, or subject the process to binding arbitration. Tenant's election to cause the disagreement to be resolved by arbitration shall be deemed to be its Binding Notice. If Tenant fails to require arbitration by notice (the "Renewal Arbitration Notice") within 5 days of the expiration of the 30 day period set forth above, Tenant's right to extend the Lease shall be null and void and of no further force and effect.

                If Tenant timely provides Landlord with an Renewal Arbitration Notice, Landlord and Tenant, within 10 days after the date of the Renewal Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market Base Rent rate (collectively referred to as the "Renewal Estimates"). If the higher of such Renewal Estimates is not more than 105% of the lower of such Renewal Estimates, then Prevailing Market Base Rent rate shall be the average of the 2 Renewal Estimates. If the Prevailing Market Base Rent rate is not resolved by the exchange of Renewal Estimates, Landlord and Tenant, within 7 days after the exchange of Renewal Estimates, shall each select an appraiser to determine which of the 2 Renewal Estimates most closely reflects the Prevailing Market Base Rent rate for the Premises during the Renewal Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least 5 years experience within the previous 10 years as a real estate appraiser working in the downtown San Francisco, California area, with working knowledge of current rental rates and practices. For purposes of this Lease, an "MAI" appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an "ASA" appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar). Upon selection, Landlord's and Tenant's appraisers shall work together in good faith to agree upon which of the 2 Renewal Estimates most closely reflects the Prevailing Market Base Rent rate for the Premises during the Renewal Term. The Renewal Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises during the Renewal Term. If either Landlord or Tenant fails to appoint an appraiser within the 7 day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the 2 appraisers cannot agree upon which of the 2 Renewal Estimates most closely reflects the Prevailing Market within the 20 days after their appointment, then, within 10 days after the expiration of such 20 day period, the 2 appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser has been selected as provided for above, then, as soon thereafter as practicable but in any case within 14 days, the third appraiser shall make his determination of which of the 2 Renewal Estimates most closely reflects the Prevailing Market Base Rent rate and such Renewal Estimate shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises during the Renewal Term. If the third appraiser believes that expert advice would materially assist him, he may retain one or more qualified persons, to provide such expert advice. The parties shall share equally in the costs of the third appraiser and of any experts retained by the third appraiser. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert. In the event that the Prevailing Market Base Rent rate has not been determined by the commencement date of the Renewal Term, Tenant shall pay Base Rent upon the terms and conditions in effect for initial Term until such time as the Prevailing Market Base Rent rate has been determined. Upon such determination, the Base Rent for the Premises during the Renewal Term shall be retroactively adjusted to the commencement of the Renewal Term. If such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within 30 days after the determination thereof. If such adjustment results in an overpayment of Base Rent by Tenant, Landlord shall credit such overpayment against the next installment of Base Rent due under the Lease and, to the extent necessary, any subsequent installments until the entire amount of such overpayment has been credited against Base Rent.

        E. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rent, Term, Termination Date and other appropriate terms. The Renewal Amendment shall be:

                1. sent to Tenant within a reasonable time after receipt of the Binding Notice; and

                2. executed by Tenant and returned to Landlord within 15 days after its submission to Tenant.

                An otherwise valid exercise of the Renewal Option shall, at Landlord's option, be fully effective whether or not the Renewal Amendment is executed.

        F. For purposes of this Renewal Option, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises (without taking into consideration the value of alterations to the Premises made by Tenant which were in excess of the Allowance provided by Landlord) in the Building and office buildings comparable to the Building in the downtown financial district of San Francisco, California. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the Landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.

        G. Landlord and Tenant acknowledge and agree that Tenant's Renewal Option is personal to Tenant only and not transferable to any other entity (except in connection with a Permitted Transfer) and in no event shall be exercisable by Tenant on behalf of any potential assignees or sublessees (except in connection with a Permitted Transfer).

II.     EXPANSION OPTION.

        A. Tenant shall have the option (the "Expansion Option") to lease the 34,319 square feet of rentable area located on the 2nd floor of the Spear Tower of the Building and shown cross-hatched on EXHIBIT A-3 to this Lease (the "Expansion Space") if:

                1. Landlord receives written notice (the "Expansion Notice") from Tenant of the exercise of its Expansion Option on or before June 30, 2004; and

                2. Tenant is not in Monetary Default or material non-monetary default under this Lease at the time Landlord receives the Expansion Notice; and

                3. no more than 16,500 rentable square feet of the Premises (in the aggregate) is sublet (other than pursuant to a Permitted Transfer) at the time Landlord receives the Expansion Notice; and

                4. this Lease has not been assigned (other than pursuant to a Permitted Transfer) prior to the time Landlord receives the Expansion Notice; and

                5. the Expansion Space is intended for the exclusive use of Tenant only during the Lease Term; and

                6. Tenant has not vacated or abandoned the Premises at the time Landlord receives the Expansion Notice.

        B.      1.      The initial annual Base Rent rate per square foot for
                        the Expansion Space shall be the Prevailing Market Rate
                        (hereinafter defined) per square foot for the Expansion
                        Space. Base Rent shall increase, if at all, in accordance with the increases assumed in the determination of Prevailing Market Rate. Base Rent attributable to the Expansion Space, as determined in Landlord's discretion, shall be payable in monthly installments in accordance with the terms and conditions of Article IV of the Lease.

                2. Tenant shall pay Additional Rent for the Expansion Space on the same terms and conditions set forth in Article IV of this Lease, provided that Tenant's Pro Rata Share shall increase appropriately to account for the addition of the Expansion Space.

        C. The term for the Expansion Space shall commence on July 1, 2005 (the "Expansion Space Commencement Date"). Notwithstanding the foregoing to the contrary, the Expansion Space Commencement Date shall be delayed to the extent that Landlord fails to deliver possession of the Expansion Space for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Expansion Space Commencement Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Space Commencement Date is delayed, the Termination Date under the Lease shall not be similarly extended. The Expansion Space shall be considered Premises, subject to all the terms and conditions of this Lease, except that no allowances, credits, abatements or other concessions (if any) set forth in this Lease for the initial Premises shall apply to the Expansion Space. Tenant hereby acknowledges that the Expansion Space is currently leased by Landlord to Arthur J. Gallagher & Co. Insurance Brokers of California, Inc., d/b/a Gallagher Heffernan, a California corporation pursuant to the terms of a lease dated October 13, 1994, as the same may be amended from time to time (the "Expansion Lease"). Notwithstanding anything herein to the contrary, if the Expansion Lease terminates (or the existing tenant's right to possession is terminated) prior to its stated expiration date due to a default by the tenant under the Expansion Lease, Landlord, at its option, may provide Tenant with written notice of such prior termination (the "Prior Termination Notice"). If Landlord provides Tenant with a Prior Termination Notice, Tenant shall have the option to lease the Expansion Space in accordance with the terms and conditions set forth above, except that the Expansion Notice shall be due within thirty (30) days after the date of Landlord's Prior Termination Notice and the commencement date for such Expansion Space shall be the first day of the month following Landlord's receipt of Tenant's Expansion Notice. If Tenant does not provide Landlord with an Expansion Notice within such thirty (30) day period or if Tenant is not entitled to exercise its Expansion Option due to a violation of one of the conditions set forth in paragraph A above, Tenant's Expansion Option shall be deemed to be null and void and Tenant shall have no further rights to lease the Expansion Space hereunder.

        D. The Expansion Space (including improvements and personalty, if any) shall be accepted by Tenant in its "as-built" condition and configuration existing on the earlier of the date Tenant takes possession of the Expansion Space or as of the date the term for the Expansion Space commences.

        E. If Tenant is entitled to and properly exercises the Expansion Option, Landlord shall prepare an amendment (the "Expansion Amendment") to reflect the Expansion Space Commencement Date and the changes in Base Rent, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms. A copy of the Expansion Amendment shall be (1) sent to Tenant within a reasonable time after receipt of the Expansion Notice, and (2) executed by Tenant and returned to Landlord in within fifteen
                (15) days thereafter.

        F.      1.      Within fifteen (15) days after receipt of Tenant's
                        Expansion Notice, Landlord shall advise Tenant of the Prevailing Market Rate for the Expansion Space (the
                        "Prevailing Market Notice"). Notwithstanding the foregoing, Landlord shall not be obligated to provide
                        Tenant with a Prevailing Market Notice prior to June 30,
                        2004. If Tenant, in its
                        reasonable judgment, determines that the rate set forth in Landlord's Prevailing Market Notice does not accurately reflect the Prevailing Market Rate for the Expansion Space, Tenant shall provide Landlord with written notice of rejection (the "Rejection Notice") within fifteen (15) days after the date of Landlord's
                        Prevailing Market Notice. Tenant's failure to provide
                        Landlord with a Rejection Notice within such fifteen
                        (15) day period shall be deemed to be an acceptance by Tenant of the Prevailing Market Rate designated by Landlord. If Tenant provides Landlord with a Rejection
                        Notice in a timely manner, Landlord and Tenant shall work together in good faith to determine the Prevailing
                        Market Rate for the Expansion Space. If Landlord and
                        Tenant fail to agree upon the Prevailing Market Rate within thirty (30) days after the date of the Rejection
                        Notice, Tenant's exercise of the Expansion Option shall be null and void and of no further force and effect.

                2. For purposes hereof, Prevailing Market Rate shall mean the annual rental rate per square foot, as determined in Landlord's discretion, for space comparable to the Expansion Space in the Building and office buildings comparable to the Building under leases and renewal and expansion amendments being entered into at or about the time that Prevailing Market Rate is being determined giving appropriate consideration to tenant concessions, tenant improvement allowances, and the method of allocating Expenses and Taxes. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than five (5) years, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and/or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive

        G. Notwithstanding any of the foregoing to the contrary, Tenant's Expansion Option set forth herein is expressly subject and subordinate to the renewal or extension rights of Arthur J. Gallagher & Co. Insurance Brokers of California, Inc. d/b/a Gallagher Heffernan (and any successor or assignee thereto) whether or not set forth in such tenant's lease, and regardless of whether such renewal or extension is consummated pursuant to a lease amendment or a new lease.

III. AON CONTINGENCY. This Lease specifically is contingent upon the termination of that certain lease dated October 20, 1987, as amended (the "Aon Lease"), by and between Landlord (as successor in interest to One Market Plaza, a joint venture of the Equitable Life Assurance Society of the United States and Southern Pacific Land Company), and Aon Risk Services, Inc. of Northern California Insurance Services, a California corporation ("Aon") (as successor in interest to Frank B. Hall & Co. of California) relating to the Spear Premises, which is a portion of the Premises to be leased to Tenant pursuant to the terms of this Lease. Landlord currently is negotiating the terms of an agreement with Aon to terminate the Aon Lease (the "Aon Termination Agreement") effective on or before November 1, 2000. If Landlord fails to enter into the Aon Termination Agreement calling for the termination of the Aon Lease on or before February 1, 2001, with Aon on or before February 1, 2001 with all contingencies thereto having been satisfied by such date, Landlord shall notify Tenant of that event, and Landlord may thereafter terminate this Lease with respect to the Spear Premises by providing written notice thereof to Tenant. Landlord shall use commercially reasonable efforts to enter in to the Aon Termination Agreement and satisfy all contingencies thereto. Landlord shall have no obligation to commence any ADA Modifications in any portion of the Premises until the foregoing contingency is satisfied or otherwise waived by Landlord in writing and Tenant has delivered executed copies of this Lease, together with all security deposits and prepaid rental required hereunder to Landlord.

IV. DEL MONTE LEASE. Landlord and Tenant acknowledge that Landlord currently intends to negotiate an early termination agreement (the "Del Monte Termination Agreement") with respect to that certain lease dated August 2, 1973, as amended (the "Del Monte Lease"), by and between Landlord (as successor in interest to One Market Plaza, a joint venture of the Equitable Life Assurance Society of the United States and Southern Pacific Land Company), and Del Monte Corporation, a New York corporation ("Del Monte") relating to the Steuart Premises, which is a portion of the Premises to be leased to Tenant pursuant to the terms of this Lease. Landlord and Tenant further acknowledge and agree that the anticipated dates for the 4th Floor Steuart Premises Commencement Date and the 6th Floor Steuart Premises Commencement Date set forth in this Lease are based upon an assumption that Landlord and Del Monte will successfully negotiate and execute the Del Monte Termination Agreement which shall provide for an early termination of the Del Monte Lease effective as of November 1, 2000 as to the 6th Floor Steuart Premises and effective as of February 1, 2001 as to the 4th Floor Steuart Premises. Notwithstanding any of the foregoing to the contrary, Landlord shall have no obligation to negotiate or execute the Del Monte Termination Agreement, and if Landlord and Del Monte fail to enter into the Del Monte Termination Agreement calling for the termination of the Del Monte Lease on or before November 1, 2000 as to the 6th floor of the Steuart Premises and on or before February 1, 2001 as to the 4th floor of the Steuart Premises, (i) any such delay in the 4th Floor Steuart Premises Commencement Date or the 6th Floor Steuart Premises Commencement Date shall not subject Landlord to any liability for any loss or damage resulting therefrom, (ii) the obligations of Landlord and Tenant under this Lease shall remain in full force and effect, and (iii) the 4th Floor Steuart Premises Commencement Date and the 6th Floor Steuart Premises Commencement Date shall be determined as provided in Article I.G. of this Lease

        IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the day and year first above written.


                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:    ________________________

                                                 Name:  ________________________

                                                 Title: ________________________



                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________


                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________

                                    EXHIBIT F

                                PARKING AGREEMENT

        This Exhibit is attached to and made a part of the Lease dated as of the ____ day of _____________, 2000, by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and OMNISKY CORPORATION, A DELAWARE CORPORATION ("Tenant") for space in the Spear Tower and the Steuart Tower in the Building located at One Market, San Francisco, California.

1. During the Term, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant a total of 56 parking spaces (the "Spaces") for the use of Tenant and its employees. Of the 56 Spaces allotted to Tenant, 17 shall be located in the on site parking garage (based on the ratio of 1 parking space per 8,000 rentable square feet of the Premises) (the "On-site Garage") and 39 shall be located in the off site parking garage located at 75 Howard Street (based on the ratio of 1 parking space per 3,500 rentable square feet of the Premises) (the "Off-site Garage"). Notwithstanding the foregoing to the contrary, prior to the Final Commencement Date, Landlord and Tenant acknowledge and agree that Tenant shall only be entitled to use the Spaces as applicable to that portion of the Premises for which the commencement date has occurred. However, from and after the Final Commencement Date, Tenant shall be entitled to use all of the Spaces as provided herein. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of reserved and unreserved Spaces set forth above.

2. Tenant shall pay Landlord, as Additional Rent in accordance with Article IV of the Lease, the then prevailing market monthly charges established from time to time by Landlord for parking. No deductions from the monthly charge shall be made for days on which the Spaces are not used by Tenant.

3. Except for particular spaces and areas designated by Landlord for reserved parking, all parking shall be on an unreserved, first-come, first-served basis.

4. Landlord shall have the right from time to time to designate the location of the Spaces and to promulgate reasonable rules and regulations regarding the On-site Garage, the Off-site Garage, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

5. Tenant shall not store or permit its employees to store any automobiles in the On-site Garage or in the Off-site Garage without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the On-site Garage, in the Off-site Garage, or on the Project. If it is necessary for Tenant or its employees to leave an automobile in the On-site Garage or in the Off-site Garage overnight, Tenant shall use reasonable efforts to provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

6. Landlord shall have the right to temporarily close the On-site Garage or Off-site Garage, or certain areas therein in order to perform necessary repairs, maintenance and improvements to the On-site Garage or the Off-site Garage. Landlord shall have a right to terminate this Lease as to the Off-site Garage Spaces on 30 days' prior notice to Tenant should Landlord cease to own the Off-site Garage or should Landlord or an agent of Landlord cease to operate the Off-site Garage, or if Landlord decides to remodel, remove, demolish or redevelop the Off-site Garage or any substantial portion thereof.

7. Tenant shall not assign or sublease any of the Spaces without the consent of Landlord. Landlord shall have the right to terminate this Parking Agreement with respect to any Spaces that Tenant desires to sublet or assign.

8. Landlord may elect to provide parking cards or keys to control access to the On-site Garage or Off-site Garage. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

9. NO LIABILITY. TENANT ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE TO TENANT OR TENANT'S PROPERTY (INCLUDING, WITHOUT LIMITATIONS, ANY LOSS OR DAMAGE TO TENANT'S AUTOMOBILE OR THE CONTENTS THEREOF DUE TO THEFT, VANDALISM OR ACCIDENT) ARISING FROM OR RELATED TO TENANT'S USE OF THE SPACES OR EXERCISE OF ANY RIGHTS UNDER THIS PARKING AGREEMENT. THE LIMITATION ON LANDLORD'S LIABILITY UNDER THE PRECEDING SENTENCE SHALL NOT APPLY HOWEVER TO LOSS OR DAMAGE ARISING DIRECTLY FROM LANDLORD'S OR ITS AGENTS' OR EMPLOYEES' NEGLIGENCE OR WILLFUL MISCONDUCT.

10. Release of Liability. Without limiting the provisions of this Parking Agreement, except to the extent caused by Landlord's or its agents' or employees' negligence or willful misconduct, Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant arising as a result of parking in the Spaces, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action, except to the extent caused by Landlord's, its agents' or employees' negligence or willful misconduct.

11. The provisions of Article XXI of the Lease are hereby incorporated by reference as if fully recited.

        Tenant acknowledges that Tenant has read the provisions of this Parking Agreement, has been fully and completely advised of the potential dangers incidental to parking in the Spaces and is fully aware of the legal consequences of signing this instrument.

        Landlord and Tenant have executed this exhibit as of the day and year first above written.


                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:    ________________________

                                                 Name:  ________________________

                                                 Title: ________________________



                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________


                                       By:     _____________________________
                                       Name:   _____________________________
                                       Title:  _____________________________

                                    EXHIBIT G

                            FORM OF LETTER OF CREDIT

                            ------------------------
                        [Name of Financial Institution]

                                                   Irrevocable Standby
                                                   Letter of Credit
                                                   No. ______________________
                                                   Issuance Date:_____________
                                                   Expiration Date:____________
                                                   Applicant:__________________

Beneficiary

EOP-One Market, L.L.C.
One Market Street
Spear Tower
Suite 725
San Francisco, California 94105
Attention:  Leasing Director

Ladies/Gentlemen:

        We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of ________________ U.S. Dollars ($__________) available for payment at sight by your draft drawn on us when accompanied by the following documents:

1.      An original copy of this Irrevocable Standby Letter of Credit.

2. Beneficiary's dated statement purportedly signed by one of its officers reading: "This draw in the amount of ______________________ U.S. Dollars ($____________) under your Irrevocable Standby Letter of Credit No. ____________________ represents funds due and owing to us as a result of the Applicant's default beyond applicable notice and cure periods under one or more of the terms of that certain lease by and between ______________________, as landlord, and _____________, as tenant."

        It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least sixty (60) days prior to such expiration date or applicable anniversary thereof, we notify you in writing by certified mail, return receipt requested, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent to: Equity Office Properties Trust, 2 North Riverside Plaza, Suite 2200, Chicago, IL 60606, Attention: Senior Vice President-Treasurer. Upon receipt of such notice, you may draw hereunder by providing us with a dated statement proportedly signed by one of Beneficiary's officers stating that the Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary's signed statement and regardless of whether Applicant disputes the content of such statement; and (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw. This Irrevocable Standby Letter of Credit is transferable without any charges to the Beneficiary. In the event of transfer, the attached Annex A must be completed and presented to us together with the original copy of this Irrevocable Standby Letter of Credit.

        This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

        We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this Irrevocable Standby Letter of Credit.

        All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to our office located at
______________________________________________ to the attention of
__________________________________.

                                            Very truly yours,

                                            ------------------------------------

                                                           [name]
                                            ------------------------------------

                                                           [title}
                                            ------------------------------------

                                    EXHIBIT H

                            FORM OF WARRANT AGREEMENT

                                    EXHIBIT I

            AGREEMENT OF SUBORDINATION, NON-DISTURBER AND ATTORNMENT

        THIS AGREEMENT made the ____ day of ________, 2000, by and among EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY (hereinafter called "Ground Lessor"), OMNISKY CORPORATION, A DELAWARE CORPORATION (hereinafter called "Tenant") and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, A NEW YORK CORPORATION, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 (hereinafter called "Teachers");

                                   WITNESSETH:

        WHEREAS, Ground Lessor is the owner in fee simple of those certain premises situate, lying and being in the City of San Francisco, County of San Francisco, State of California, as more particularly described in Exhibit A attached hereto; and

        WHEREAS, under the terms of a certain lease dated April 16, 1973, (hereinafter called "Ground Lease"), a short form of which has been recorded on April 24, 1973, Book B755 at Page 597, Series No. V71530 and an Assignment and Assumption of Tenant's Interest in Lease recorded November 22, 1994, Book G263, Page 204, Series No. 94-F716286-00, Official Records, San Francisco County, State of California, amended by First Amendment to Lease Agreement recorded October 3, 1995 in Reel G479, Image 280, Ground Lessor did lease, let and demise the Demised Premises to EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY (hereinafter called "Landlord") for a term of 99 years commencing April 16, 1973, and continuing to and including April 15, 2072, upon the terms and conditions therein more particularly set forth;

        WHEREAS, Teachers is the owner and holder of a certain promissory note dated September 29, 1995, secured by a Deed of Trust and Assignment of Rents and Fixture Filing Statement of even date therewith, recorded on October 3, 1995, as Document F866003, in the Official Records aforesaid, constituting a first lien upon the fee simple estate in the Demised Premises as well as upon the leasehold estate created by said Ground Lease;

        WHEREAS, under the terms of a certain lease and amendments, if any described in that certain Lease by and between EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY and Tenant dated ______________, 2000 (hereinafter called "Sublease"), Landlord did lease, let and demise, subject to said Ground Lease, a portion of the Demised Premises as therein more particularly described;

        WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under said Sublease and further to define the terms, covenants and conditions precedent for such additional rights.

        NOW, THEREFORE, in consideration of the respective demises and of the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

        That Ground Lessor does hereby represent, covenant and warrant:

        (a) That said Ground Lease is in full force and effect and unmodified.

        (b) That there is no existing default under the provisions of said Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of either Ground Lessor or Landlord to be observed and performed thereunder.

        That Ground Lessor consents to and approves the within Sublease.

        That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of said Sublease on the part of Tenant to be observed and performed, Ground Lessor does hereby covenant and warrant as follows:

        (a)     The quiet and peaceful possession of Tenant under said Sublease;

        (b) That the Sublease shall continue in full force and effect and Ground Lessor shall recognize the Sublease and the Tenant's rights thereunder and will thereby establish direct privity of estate and contract as between Ground Lessor and Tenant, with the same force and effect and with the same relative priority in time and right as though the Sublease were originally made directly from Ground Lessor in favor of Tenant, but not in respect of any amendment to such Sublease not previously approved in writing by Ground Lessor;

        (c) To assume such of the obligations on the part of the Landlord under the Sublease which are deemed to run with the land for so long as Ground Lessor shall be the owner in fee of said Demised Premises;

provided, however, Ground Lessor shall not in any way or to any extent be liable to Tenant; unless Landlord and Ground Lessor are the same entity:

                (1) For any past act or default on the part of the original or any prior landlord under said Sublease and Tenant shall have no right to assert same or any damages arising therefrom as an offset or defense against Ground Lessor;

                (2) For the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the demised premises required under said Sublease, or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under such Sublease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under such Sublease;

                (3) For any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under such Sublease and not delivered to Ground Lessor; or

                (4) For any restriction on competition beyond the Demised Premises.

        That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, Tenant hereby covenants and agrees to make full and complete attornment to Ground Lessor, for the balance of the term of the Sublease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, so as to establish direct privity of estate and contract as between Ground Lessor and Tenant and with the same force and effect and relative priority in time and right as though the Sublease were originally made directly from Ground Lessor to Tenant, and Tenant will thereafter make all rent payments directly to Ground Lessor, and

        That Teachers and Tenant do hereby covenant and agree that said Mortgage or Deed of Trust shall be and the same is hereby made SUBORDINATE to said Sublease and to the recognition and attornment agreements provided for in the third and fourth grammatical paragraphs hereof with the same force and effect as if said Sublease had been executed, delivered and recorded and said recognition and attornment agreements aforesaid had been effected in each case prior to the execution, delivery and recording of said Mortgage or Deed of Trust.

        EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

        (a) The prior right and claim under and the prior lien of said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Demised Premises, and as to the right of disposition thereof in accordance with the provisions of said Mortgage or Deed of Trust,

        (b) The prior right and claim under and the prior lien of said Mortgage or Deed of Trust, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Demised Premises and as to the right of disposition thereof in accordance with the terms of said Mortgage or Deed of Trust, and

        (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of said Mortgage or Deed of Trust and the execution of said Sublease or the effective date of the recognition and attornment agreements aforesaid, whichever is later, and any lien or judgment which may arise at any time under the terms of said Sublease.

        Tenant shall not subordinate the Sublease to any other mortgage or deed of trust so long as the Mortgage or Deed of Trust now held or to be held by Teachers remains in effect.

        Ground Lessor and Landlord agree that the Ground Lease shall not be modified, amended, canceled, terminated or surrendered without the express prior written consent of Teachers.

        This Subordination may not be modified except by an agreement in writing signed by the parties hereto.

        That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, on the day and year first above written.

                                       GROUND LESSOR:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:    ________________________

                                                 Name:  ________________________

                                                 Title: ________________________

                                       LANDLORD:

                                       EOP-ONE MARKET, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By:  EOP Operating Limited Partnership,
                                            a Delaware limited partnership, its
                                            sole member

                                            By:  Equity Office Properties Trust,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:    ________________________

                                                 Name:  ________________________

                                                 Title: ________________________

                                       TENANT:

                                       OMNISKY CORPORATION, A DELAWARE
                                       CORPORATION

                                       By:     ______________________________
                                       Name:   ______________________________
                                       Title:  ______________________________

                                       By:     ______________________________
                                       Name:   ______________________________
                                       Title:  ______________________________

                                       LENDER:

                                       TEACHERS INSURANCE AND ANNUITY
                                       ASSOCIATION OF AMERICA

                                       By:     ______________________________
                                       Name:   ______________________________
                                       Title:  ______________________________

                                       By:     ______________________________
                                       Name:   ______________________________
                                       Title:  ______________________________

                              NOTARY ACKNOWLEDGMENT
                                 (GROUND LESSOR)

State of _______________________   )

County of ______________________   )


    On _____________________ before me, ________________________________________
personally appeared ____________________________________________________________
OF EQUITY OFFICE PROPERTIES TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST, THE MANAGING GENERAL PARTNER, OF EOP OPERATING LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, THE SOLE MEMBER, OF EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                WITNESS my hand and official seal.

                                ________________________________________________
                                                   Notary Public

My Commission Expires:____________________________________


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

    Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

___     INDIVIDUAL

XXX     CORPORATE OFFICER
___
        TITLE:__________________________________

____    PARTNER(S)      ____  LIMITED

                        ____  GENERAL

____    ATTORNEY-IN-FACT

____    TRUSTEE(S)

____    GUARDIAN/CONSERVATOR

____    OTHER:__________________________


    SIGNER IS REPRESENTING:
      Name of Person(s) or Entity(ies)

EQUITY OFFICE PROPERTIES TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST, THE MANAGING GENERAL PARTNER, OF EOP OPERATING LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, THE SOLE MEMBER, OF EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY
("GROUND LESSOR")

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE            TITLE OR TYPE OF DOCUMENT:  SUBORDINATION
ATTACHED TO THE DOCUMENT    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
DESCRIBED AT RIGHT:                         NUMBER OF PAGES_____________________

                                            DATE OF DOCUMENT____________________


                                            SIGNER(S) OTHER THAN NAMED ABOVE:

                                            ("Landlord") EOP-ONE MARKET, L.L.C.,
                                            a Delaware limited liability company
                                            ("Lender") Teachers Insurance and
                                            Annuity Association of America
                                            ("Tenant")__________________________
                                            ____________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                              NOTARY ACKNOWLEDGMENT
                                   (LANDLORD)

State of _______________________   )

County of ______________________   )


    On _____________________ before me,_________________________________________
personally appeared ____________________________________________________________
OF EQUITY OFFICE PROPERTIES TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST, THE MANAGING GENERAL PARTNER, OF EOP OPERATING LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, THE SOLE MEMBER, OF EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                WITNESS my hand and official seal.


                                ________________________________________________
                                                   Notary Public

My Commission Expires:__________________________


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

    Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

____    INDIVIDUAL

XXX     CORPORATE OFFICER
___
        TITLE:__________________________________

____    PARTNER(S)      ____  LIMITED

                        ____  GENERAL

____    ATTORNEY-IN-FACT

____    TRUSTEE(S)

____    GUARDIAN/CONSERVATOR

____    OTHER:____________________


    SIGNER IS REPRESENTING:
      Name of Person(s) or Entity(ies)

EQUITY OFFICE PROPERTIES TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST, THE MANAGING GENERAL PARTNER, OF EOP OPERATING LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, THE SOLE MEMBER, OF EOP-ONE MARKET, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("LANDLORD")

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE            TITLE OR TYPE OF DOCUMENT:  SUBORDINATION
ATTACHED TO THE DOCUMENT    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
DESCRIBED AT RIGHT:                         NUMBER OF PAGES_____________________

                                            DATE OF DOCUMENT____________________


                                            SIGNER(S) OTHER THAN NAMED ABOVE:

                                            ("Ground Lessor") EOP-ONE MARKET,
                                            L.L.C., a Delaware limited
                                            liability company
                                            ("Lender") Teachers Insurance and
                                            Annuity Association of America
                                            ("Tenant")__________________________
                                            ____________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                              NOTARY ACKNOWLEDGMENT
                                    (LENDER)


State of _____________________________)

County of ____________________________)


    On _____________________ before me, ________________________________________
personally appeared ___________________________________________________________,
personally known to me - OR - proved to me on the basis of
                                satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                WITNESS my hand and official seal.


                                ________________________________________________
                                                  Notary Public

My Commission Expires:_______________________


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

    Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

____    INDIVIDUAL

____    CORPORATE OFFICER

        TITLE:
        ___________________________________

____    PARTNER(S)      ____  LIMITED

                        ____  GENERAL

____    ATTORNEY-IN-FACT

____    TRUSTEE(S)

____    GUARDIAN/CONSERVATOR

____    OTHER:_________________________



    SIGNER IS REPRESENTING:
      Name of Person(s) or Entity(ies)

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA
            ("LENDER")

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE            TITLE OR TYPE OF DOCUMENT:  SUBORDINATION
ATTACHED TO THE DOCUMENT    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
DESCRIBED AT RIGHT:                         NUMBER OF PAGES_____________________

                                            DATE OF DOCUMENT____________________

                                            SIGNER(S) OTHER THAN NAMED ABOVE:

                                            ("Ground Lessor") EOP-ONE MARKET,
                                            L.L.C., a Delaware limited liability
                                            company
                                            ("Landlord") EOP-ONE MARKET, L.L.C.,
                                            a Delaware limited liability company
                                            ("Tenant")__________________________
                                             ___________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                              NOTARY ACKNOWLEDGMENT
                                    (TENANT)

State of _____________________________)

County of ____________________________)


    On _____________________ before me, ________________________________________
personally appeared ___________________________________________________________,
personally known to me - OR - proved to me on the basis of
                                satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                WITNESS my hand and official seal.


                                ________________________________________________
                                                   Notary Public

My Commission Expires: ______________________________


--------------------------------------------------------------------------------
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

    Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

____    INDIVIDUAL

____    CORPORATE OFFICER

        TITLE: _____________________________

____    PARTNER(S)      ____  LIMITED

                        ____  GENERAL

____    ATTORNEY-IN-FACT

____    TRUSTEE(S)

____    GUARDIAN/CONSERVATOR

____    OTHER: ____________________


    SIGNER IS REPRESENTING:
      Name of Person(s) or Entity(ies)

__________________________________________
__________________________________________
              ("TENANT")

--------------------------------------------------------------------------------
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE            TITLE OR TYPE OF DOCUMENT:  SUBORDINATION
ATTACHED TO THE DOCUMENT    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
DESCRIBED AT RIGHT:                         NUMBER OF PAGES ____________________

                                            DATE OF DOCUMENT ___________________

                                            SIGNER(S) OTHER THAN NAMED ABOVE:

                                            ("Ground Lessor") EOP-ONE MARKET,
                                            L.L.C., a Delaware limited liability
                                            company
                                            ("Landlord") EOP-ONE MARKET, L.L.C.,
                                            a Delaware limited liability company
                                            ("Lender") Teachers Insurance and
                                            Annuity Association of America

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF MISSION STREET WITH THE SOUTHWESTERLY LINE OF STEUART STREET; THENCE NORTH 44 DEGREES 51' 51" WEST ALONG SAID SOUTHWESTERLY LINE, 334.33 FEET TO A POINT IN A LINE PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 6 FEET AND 1-1/2 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DEGREES 51' 51" WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08' 09" WEST 16 FEET AND 3-1/2 INCHES; THENCE SOUTH 44 DEGREES 51' 51" EAST 6 FEET AND 1-1/2 INCHES TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH 45 DEGREES 09' 09" WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT IN THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE SOUTH 44 DEGREES 51' 51" EAST ALONG SAID NORTHEASTERLY LINE, 334.33 FEET TO A POINT IN SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE NORTH 45 DEGREES 08' 09" EAST ALONG SAID NORTHWESTERLY LINE 274 FEET TO THE POINT OF BEGINNING.